                                                                     EXHIBIT 4.1








                    SOUTHERN STATES COOPERATIVE, INCORPORATED

                                       AND

                       FIRST UNION NATIONAL BANK, TRUSTEE


                                     FORM OF

                                SENIOR INDENTURE

                          Dated as of ___________, 2000


                     Providing for Issuance of Senior Notes

                                       by

                    SOUTHERN STATES COOPERATIVE, INCORPORATED

       Cross Reference Sheet Showing the Location in the Indenture of the
      Provisions Inserted Pursuant to Section 310 through 318(a) Inclusive of the Trust Indenture Act of 1939



           SECTION NUMBER OF TRUST
            INDENTURE ACT OF 1939                    INDENTURE SECTION


SEC. 310 - ELIGIBILITY AND DISQUALIFICATION OF TRUSTEE
      (a)(1)..................................  Sec. 6.03
         (2)..................................  Sec. 9.01
         (3)..................................  Not applicable
         (4)..................................  Not applicable
      (b)   ..................................  Sec. 9.14

SEC. 311 - PREFERENTIAL COLLECTION OF CLAIMS AGAINST OBLIGOR
      (a).....................................  Sec. 9.15
      (b).....................................  Sec. 9.15

SEC. 312 - BONDHOLDERS' LISTS
      (a).....................................  Sec. 7.01
      (b).....................................  Sec. 7.02(b)
      (c).....................................  Sec. 7.02(c)

SEC. 313 - REPORTS BY INDENTURE TRUSTEE
      (a).....................................  Sec. 7.03
      (b).....................................  Sec. 7.03
      (c).....................................  Sec. 7.03
      (d).....................................  Sec. 7.03

SEC. 314 - REPORTS BY OBLIGOR; EVIDENCE OF COMPLIANCE WITH INDENTURE PROVISIONS
      (a).....................................  Sec. 7.04; 7.05
      (b).....................................  Not applicable
      (c)(1)..................................  Sec. 16.06
         (2)..................................  Sec. 16.06
         (3)..................................  Not applicable
      (d).....................................  Not applicable
      (e).....................................  Sec. 16.06

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SEC. 315 - DUTIES AND RESPONSIBILITY OF THE TRUSTEE
      (a) ....................................  Sec. 9.02; 9.03; 9.04
      (b) ....................................  Sec. 8.02
      (c) ....................................  Sec. 9.02
      (d) ....................................  Sec. 9.04
         (1)..................................  Sec. 9.04(a); 9.04(b)
         (2)..................................  Sec. 9.04(c)
         (3)..................................  Sec. 9.04(e)
      (e) ....................................  deemed contained in Indenture pursuant to Trust Indenture Act.


SEC. 316 - DIRECTIONS AND WAIVERS BY BONDHOLDERS; PROHIBITION OF IMPAIRMENT OF HOLDER'S RIGHT TO PAYMENT
      (a) ....................................  Sec. 8.06
         (1)..................................  Sec. 8.06
         (2)..................................  Sec. 8.06
      (b).....................................  Sec. 8.05
      (c).....................................  deemed contained in Indenture pursuant to Trust Indenture Act

SEC. 317 - SPECIAL POWERS OF TRUSTEE; DUTIES OF PAYING AGENTS
      (a) ....................................  Sec. 8.04
         (1)..................................  Sec. 8.04
         (2)..................................  Sec. 8.04
      (b) ....................................  Sec. 6.04; 9.09

SEC. 318 - EFFECT OF PRESCRIBED INDENTURE PROVISIONS
      (a)    .................................  Sec. 16.08
      (b)    .................................  Sec. 16.08


Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

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                                TABLE OF CONTENTS

                                                                            Page

RECITALS..................................................................    1

ARTICLE ONE:  DEFINITIONS.................................................    1
  Section 1.01       Definitions..........................................    1

ARTICLE TWO:  NOTE FORMS..................................................    4
  Section 2.01       Forms Generally......................................    4
  Section 2.02       Form of Certificate of Authentication................    5
  Section 2.03       Uncertificated Notes.................................    5

ARTICLE THREE:  THE NOTES.................................................    5
  Section 3.01.      Amount Unlimited; Issuable in Series.................    5
  Section 3.02.      Denominations........................................    8
  Section 3.03.      Execution, Authentication, Delivery and Dating.......    8
  Section 3.04.      Temporary Notes......................................    8
  Section 3.05.      Registration, Transfer and Exchange..................    9
  Section 3.06.      Replacement Notes....................................   10
  Section 3.07.      Payment of Interest; Interest Rights Preserved.......   11
  Section 3.08.      Cancellation.........................................   12
  Section 3.09.      CUSIP Numbers........................................   13

ARTICLE FOUR:  REDEMPTION BY ASSOCIATION..................................   13
  Section 4.01.      Notes Subject to Redemption..........................   13
  Section 4.02.      Notice of Redemption.................................   13
  Section 4.03.      Notes Payable on Redemption Date.....................   13
  Section 4.04.      Notes Redeemed in Part...............................   14

ARTICLE FIVE:  REDEMPTION BY HOLDER.......................................   14
  Section 5.01.      Redemption by Holder.................................   14
  Section 5.02.      Notes Redeemed in Part...............................   14
  Section 5.03.      No Set-Aside.........................................   14

ARTICLE SIX:  PARTICULAR COVENANTS OF THE ASSOCIATION.....................   15
   Section 6.01.      Payments of Principal and Interest..................   15
   Section 6.02.      Maintenance of Office or Agency.....................   15
   Section 6.03.      Appointment of Trustee..............................   15
   Section 6.04.      Appointment and Duties of Paying Agent..............   15
   Section 6.05.      Report to Trustee...................................   16
   Section 6.06.      Unclaimed Monies....................................   16

ARTICLE SEVEN:  HOLDERS' LISTS AND REPORTS BY TRUSTEE
   AND ASSOCIATION........................................................   17
  Section 7.01.      Association to Furnish Trustee Names and
                          Addresses of Holders............................   17
  Section 7.02.      Preservation of Information, Communications
                          to Holders......................................   17
  Section 7.03.      Reports by Trustee...................................   18
  Section 7.04.      Reports by the Association...........................   18
  Section 7.05.      Annual Review Certificate............................   18

ARTICLE EIGHT:  REMEDIES IN EVENT OF DEFAULT..............................   18
  Section 8.01.      Event of Default Defined.............................   18
  Section 8.02.      Trustee to Notify Holder of Defaults.................   19
  Section 8.03.      Acceleration Upon Default............................   20
  Section 8.04.      Right of Trustee to Sue Association Upon Default.....   21
  Section 8.05.      Right of Holder to Receive Payment or Sue............   21
  Section 8.06.      Right of Holders to Direct Time, Method and
                          Place of Conducting Proceeding for Remedy
                          Available to Trustee............................   21
  Section 8.07.      Notice of Defaults...................................   22

ARTICLE NINE:  CONCERNING THE TRUSTEE.....................................   22
  Section 9.01       Qualification of Trustee.............................   22
  Section 9.02       Acceptance and Undertaking of Trustee................   22
  Section 9.03       Reserved.............................................   23
  Section 9.04       Trustee not Relieved of Liability for Own
                          Negligence or Willful Misconduct................   23
  Section 9.05       Trustee May Rely on Recitals of Fact.................   24
  Section 9.06       Right of Trustee to Rely on Certain Documents........   24
  Section 9.07       Trustee Not Responsible for Approval of Any Expert...   25
  Section 9.08       Right of Trustee to Become Owner or Pledgee
                          of Notes........................................   25
  Section 9.09       Monies Received by Trustee to be Held in Trust.......   26
  Section 9.10       Compensation of Trustee..............................   26
  Section 9.11       Enforcement by Trustee of Right to Compensation......   27
  Section 9.12       Trustee May Rely Upon Certificate of Association  ...   28
  Section 9.13       Certain Rights of the Trustee .......................   29
  Section 9.14.      Conflicting Interest of Trustee......................   29
  Section 9.15.      Duties of Trustee if it Becomes Creditor of
                          Association.....................................   29
  Section 9.16.      Resignation and Discharge of Trustee.................   29
  Section 9.17.      Removal of Trustee...................................   30
  Section 9.18.      Filling Vacancy......................................   30
  Section 9.19.      Duties of Successor Trustee..........................   31
  Section 9.20.      Merger or Consolidation of or with Trustee...........   31
  Section 9.21.      Duties of Trustee Governed by Laws of Virginia.......   32

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ARTICLE TEN:  CONCERNING THE HOLDERS......................................   32
  Section 10.01.     Proof of Action by Holders...........................   32
  Section 10.02.     What Constitutes a Writing...........................   32
  Section 10.03.     Holder Named in Note Treated as Absolute Owner.......   32
  Section 10.04.     Notes Owned by Association to be Disregarded in
                          Computing Requisite Amount of Notes.............   33
  Section 10.05.     Holders May Revoke Prior Action......................   33

ARTICLE ELEVEN:  HOLDERS MEETINGS.........................................   33
  Section 11.01.     Purpose of Meetings..................................   33
  Section 11.02.     Call of Meeting and Notice Required..................   34
  Section 11.03.     Request of Trustee to Call Meeting...................   34
  Section 11.04.     Who May Vote at Meeting..............................   34
  Section 11.05.     Regulations Made by Trustee..........................   35
  Section 11.06.     Form of and Recording Vote...........................   35

ARTICLE TWELVE:  SUPPLEMENTAL INDENTURES..................................   36
  Section 12.01.     Supplemental Indentures Without Consent of
                          Holders.........................................   36
  Section 12.02.     Supplemental Indentures With Consent of Holders......   37
  Section 12.03.     Compliance with Trust Indenture Act..................   38
  Section 12.04.     Execution of Supplemental Indentures.................   38
  Section 12.05.     Reference in Notes to Supplemental Indentures........   38

ARTICLE THIRTEEN:  CONSOLIDATION, MERGER, SALE OR
   CONVEYANCE              ...............................................   38
  Section 13.01.      Consolidation or Merger of or with Association......   38
  Section 13.02.      Rights and Duties of Successor Corporation or
                          Entity..........................................   39
  Section 13.03.      Opinion of Counsel..................................   39

ARTICLE FOURTEEN:  SATISFACTION, DISCHARGE AND DEFEASANCE.................   40
  Section 14.01.     Termination of Association's Obligations Under
                          the Indenture...................................   40
  Section 14.02.     Application of Trust Funds...........................   41
  Section 14.03.     Applicability of Defeasance Provisions;
                          Association's Option to Effect Defeasance
                          or Covenant Defeasance..........................   41
  Section 14.04.     Defeasance and Discharge.............................   41
  Section 14.05.     Covenant Defeasance..................................   42
  Section 14.06.     Conditions to Defeasance or Covenant Defeasance......   42
  Section 14.07.     Deposited Money and Government Obligations to
                          Be Held in Trust................................   44
  Section 14.08.     Repayment to Association.............................   44
  Section 14.09.     Indemnity for Government Obligations.................   45
  Section 14.10.     Reinstatement........................................   45

ARTICLE FIFTEEN:  IMMUNITY OF INCORPORATORS, STOCKHOLDERS
   OFFICERS AND DIRECTORS.................................................   45
  Section 15.01.     No Recourse..........................................   45

ARTICLE SIXTEEN:  MISCELLANEOUS PROVISIONS................................   46
  Section 16.01.     Covenants of Association Bind its Successors
                          and Assigns.....................................   46
  Section 16.02.     Acts by Successor Corporation........................   46
  Section 16.03.     Surrender of Rights and Powers Reserved to
                          Association.....................................   46
  Section 16.04.     Service of Notice on Association.....................   46
  Section 16.05.     Indenture Governed by Laws of Virginia...............   46
  Section 16.06.     Officers' Certificate and Opinion of Counsel.........   47
  Section 16.07.     Due Date on Saturday, Sunday or Legal Holiday........   47
  Section 16.08.     Conflict with Trust Indenture Act....................   47
  Section 16.09.     Indenture Executed in Counterparts...................   48

EXHIBITS:  FORM OF NOTES
  Exhibit A   Six Month, Series A (Standard Certificate)..................  A-1
  Exhibit B   Six Month, Series B (Large Certificate).....................  B-1
  Exhibit C   Six Month, Series C (Jumbo Certificate).....................  C-1
  Exhibit D   One Year, Series D (Standard Certificate)...................  D-1
  Exhibit E   One Year, Series E (Large Certificate)......................  E-1
  Exhibit F   Two Year, Series F (Standard Certificate)...................  F-1
  Exhibit G   Two Year, Series G (Large Certificate)......................  G-1
  Exhibit H   Five Year, Series H (Standard Certificate)..................  H-1
  Exhibit I   Five Year, Series I (Large Certificate).....................  I-1
  Exhibit J   Seven Year, Series J (Standard Certificate).................  J-1
  Exhibit K   Seven Year, Series K (Large Certificate)....................  K-1

     THIS INDENTURE (the "Indenture"), dated as of the ______day of __________, 2000, between Southern States Cooperative, Incorporated, an agricultural cooperative corporation duly organized and existing under the laws of the Commonwealth of Virginia (hereinafter sometimes referred to as the "Association"), and First Union National Bank, a national banking association duly organized and existing under the laws of the United States of America, not in its individual capacity but solely as trustee (in such capacity, the "Trustee").

                                    RECITALS

     The Association has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness ("Notes") to be issued in one or more series as provided herein.

     All acts and things necessary to make the Notes, when executed by the Association and authenticated and delivered as provided for in this Indenture, the valid, binding and legal obligations of the Association, and to constitute these presents a valid Indenture and agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Notes have in all respects been duly authorized, and the Association, in the exercise of legal right and power in it vested, executes this Indenture and proposes to make, execute, issue and deliver the Notes.


     For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the Holders of the Notes or of any series thereof:


                                   ARTICLE ONE
                                   DEFINITIONS

     Section 1.01 Definitions.
                  -----------

     The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939 or which are by reference therein defined in the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed.

     The term "Association" shall mean Southern States Cooperative, Incorporated, and subject to the provisions of Article Thirteen, shall also include its successors and assigns.

     The terms "Association Order" and "Association Request" shall mean, respectively, a written order or request signed in the name of the Association by two officers, one of whom must be the Chairman of the Board, the President, the Chief Executive Officer, a Group Vice President, or the Chief Financial Officer, and the other of whom must be the Treasurer, an Assistant Treasurer the Secretary or an Assistant Secretary of the Association.

     The term "Authorized Newspaper" shall mean a newspaper printed in the English language and customarily published at least once a day for at least five days in each calendar week and of general circulation in the city in which it is published.

     The term "Board of Directors", when used with the reference to the Association, shall mean the Board of Directors of the Association, or the Executive Committee of such Board.

     The term "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Association to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     The term "Commission" shall mean the Securities and Exchange
Commission.

     The term "Corporate Trust Office" shall mean the principal corporate trust office of the Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at 800 East Main Street, Lower Mezzanine, Richmond, Virginia 23219, except that with respect to any presentation of Notes for payment or for registration of transfer or exchange, if applicable, such term shall mean the office or agency of the Trustee at which, at any particular time, its corporate agency business shall be conducted.

     The term "Default" shall have the meaning specified in Section 8.02.

     The term "Defaulted Interest" shall have the meaning specified in Section 3.07.

     The term "Event of Default" shall mean any event specified in Section 8.01.

     The term "Government Obligations" shall mean Notes that are (x) direct obligations of the United States of America, for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (x) or
(y), are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such Government Obligation or a specific payment of principal of or interest on any such Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of principal of or interest on the Government Obligation evidenced by such depository receipt.

     The term "Holder" shall mean a Person in whose name a Note of any series is registered in the Register.

     The term "Indenture" shall mean this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Notes established as contemplated by Section 3.01.

     The term "Interest Payment Date", with respect to any Note, shall mean the Stated Maturity of an installment of interest on such Note.

     The term "Note" or "Notes" shall have the meaning stated in the first recital of this Indenture and more particularly shall mean a Note or Notes of the Association issued, or a certificate evidencing ownership thereof, authenticated and delivered under this Indenture.

     The term "Officers' Certificate" shall mean a certificate, in form satisfactory to the Trustee, signed by the President and/or any Group Vice President or Chief Financial Officer and by an accountant who may be the Controller, any Assistant Controller or any other accounting officer of the Association. Each such certificate shall include the statements provided for in
Section 16.06, if and to the extent required by the provisions thereof.

     The term "Opinion of Counsel" shall mean an opinion in writing, in form satisfactory to the Trustee, signed by legal counsel, who shall be satisfactory to the Trustee and who may be an employee of or of counsel to the Association. Each such opinion shall include the statements provided for in Section 16.06, if and to the extent required by the provisions thereof.

     The term "Outstanding", when used with reference to Notes, shall, subject to the provisions of Section 10.04, mean, as of any particular time, all Notes authenticated and delivered under this Indenture, except

         (a) Notes theretofore cancelled or delivered for cancellation as provided for in this Indenture;

         (b) Notes for the payment or redemption of which monies in the necessary amount shall have been deposited in trust with the Trustee or shall have been set aside and segregated in trust by the Association, provided, however, that if such Notes are to be redeemed, notice of such redemption shall have been given as provided in Article Four, or provision satisfactory to the Trustee shall have been made for giving such notice; and

         (c) Notes in lieu of or in substitution for which other Notes shall have been authenticated and delivered pursuant to the terms of Section 3.06.

     The term "Register" shall have the meaning specified in Section 3.05.

     The term "Registrar" shall have the meaning specified in Section 3.05.

     The term "Responsible Officer", when used with respect to the Trustee, shall mean the President, any Vice President, the Secretary, the Treasurer, any trust officer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or one to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

     The term "Special Record Date" for the payment of any Defaulted Interest shall mean a date fixed by the Trustee pursuant to Section 3.07.

     The term "Stated Maturity", when used with respect to any Note or any installment of principal thereof or interest thereon, shall mean the date specified in such Note or in an interest coupon representing such installment of interest as the fixed date on which the principal of such Note or such installment of principal or interest is due and payable.

     The term "Trustee" shall mean First Union National Bank, a national banking association, not in its individual capacity but solely as Trustee under this Indenture, and, subject to the provisions of Article Nine hereof, shall also include its successors and assigns.

     The term "Trust Indenture Act of 1939" (except as herein otherwise expressly provided or unless the context otherwise requires) shall mean the Trust Indenture Act of 1939 as in force at the date of this Indenture when originally executed.

     The term "Uncertificated Notes" shall mean a Note that is not represented by a certificate.


                                   ARTICLE TWO
                                   NOTE FORMS

     Section 2.01.  Forms Generally.
                    ---------------

     The Notes of each series and the certificate of authentication and the interest coupons, if any, to be attached shall be in substantially such form as attached hereto as Exhibits A through K or as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any applicable securities exchange, organizational document, governing instrument or law or as may, consistently herewith, be determined by the officers executing such Notes and interest coupons, if any, to be attached thereto, as evidenced by their execution of the Notes and interest coupons, if any. If temporary Notes of any series are issued as permitted by Section 3.04, the form thereof also shall be established as provided in the preceding sentence. If the forms of Notes and interest coupons, if any, of any series are established by, or by action taken pursuant to, a Board Resolution, a copy of the Board Resolution together with an appropriate record of any such action taken pursuant thereto, including a copy of the approved form of Notes or interest coupons, if any, shall be delivered to the Trustee at or prior to the delivery of any Association Order contemplated by
Section 3.03 for the authentication and delivery of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

     The definitive Notes and interest coupons, if any, may be printed, typewritten, lithographed or engraved, or may be produced in any other manner, all as determined by the officers executing such Notes and interest coupons, if any, as evidenced by their execution of such Notes and interest coupons, if any.

     Section 2.02.  Form of Certificate of Authentication.
                    -------------------------------------

     Unless otherwise provided as contemplated by Section 3.01, the certificate of authentication shall be included on the Notes and shall be substantially in the form as follows:

                        CERTIFICATE OF AUTHENTICATION.

    This is one of the Notes referred to in the within-mentioned Indenture.



                         By:_____________________________
                                Authorized Signatory


     Section 2.03.  Uncertificated Notes.
                    --------------------

         (a) In lieu of issuing certificates to evidence ownership of Notes, the Association may determine to issue the Notes of any series, including any series which has previously been issued in certificated form, as Uncertificated Notes. Any Uncertificated Notes shall be treated as "uncertificated securities" as the term is used in Article Eight of the Uniform Commercial Code as in effect in the Commonwealth of Virginia, and such Article Eight, to the maximum extent permitted by law, shall govern the Uncertificated Notes. Notwithstanding any provision of this Indenture to the contrary, the registration on the Register of any Note which is in uncertificated form, whether upon original issuance or transfer, shall be deemed to constitute an authentication of such Note, and no further authentication shall be necessary. In addition, whenever any provision of this Indenture shall require that a Note be surrendered, that requirement shall not apply to a Note in uncertificated form, to the extent that such provision requires surrender of a physical certificate.

         (b) The Association may establish any rules, regulations, procedures and forms for the purpose of noting ownership of Uncertificated Notes, for registration of transfers, exchanges, and surrenders of Uncertificated Notes and for other matters pertaining to the issuance of Notes in uncertificated form as the Association, in its discretion, shall deem necessary or desirable.


                                  ARTICLE THREE
                                    THE NOTES

     Section 3.01.  Amount Unlimited; Issuable in Series.
                    ------------------------------------

         (a) The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is unlimited. The Notes may be issued from time to time in one or more series.

         (b) The following matters shall be established with respect to each series of Notes issued hereunder (i) by a Board Resolution, (ii) by action taken pursuant to a Board Resolution and (subject to Section 3.03) set forth, or determined in the manner provided, in an Officers' Certificate or (iii) in one or more indentures supplemental hereto:

     (1) the title of the Notes of the series (which title shall distinguish the Notes of the series from all other series of Notes);

     (2) any limit upon the aggregate principal amount of the Notes of the series which may be authenticated and delivered under this Indenture which limit shall not pertain to Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of the series pursuant to Section 3.04, 3.05 or 3.06;

     (3) the date or dates on which the principal of and premium, if any, on the Notes of the series shall be payable or the method or methods of determination thereof;

     (4) the rate or rates at which the Notes of the series shall bear interest, if any, or the method or methods of calculating such rate or rates of interest, the date or dates from which such interest shall accrue or the method or methods by which such date or dates shall be determined, the Interest Payment Dates on which any such interest shall be payable, the right, if any, of the Association to defer or extend an Interest Payment Date, the record date, if any, for the interest payable on any Interest Payment Date, and the basis upon which interest shall be calculated if other than a 365-day year;

     (5) the place or places where the principal of, premium, if any, and interest, if any, on Notes of the series shall be payable, any Notes of the series may be surrendered for registration of transfer, any Notes of the series may be surrendered for exchange, and notices and demands to or upon the Association in respect of the Notes of the series and this Indenture may be served and where notices to Holders may be sent;

     (6) the period or periods within which, the price or prices at which, and the other terms and conditions upon which, Notes of the series may be redeemed, in whole or in part, at the option of the Association and, if other than as provided in Article Four, the manner in which the particular Notes of such series (if less than all Notes of such series are to be redeemed) are to be selected for redemption;

     (7) the obligation, if any, of the Association to redeem or purchase Notes of the series pursuant to any sinking fund or analogous provisions or upon the happening of a specified event or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the other terms and conditions upon which, Notes of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

     (8)  the denominations in which Notes of the series shall be issuable;

     (9) if other than the entire principal amount thereof, the portion of the principal amount of Notes of the series which shall be payable upon declaration of acceleration thereof pursuant to Section 8.03 or the method by which such portion shall be determined;

     (10) provisions, if any, granting special rights to the Holders of Notes of the series upon the occurrence of such events as may be specified;

     (11) any deletions from, modifications of or additions to the Events of Default set forth in Section 8.01 or covenants of the Association set forth in Article Six pertaining to the Notes of the series;

     (12) the forms of the Notes and interest coupons, if any, of the series;

     (13) the applicability, if any, to the Notes and interest coupons, if any, of the series of Sections 14.04 and 14.05, or such other means of defeasance or covenant defeasance as may be specified for the Notes and interest coupons, if any, of such series;

     (14) if other than the Association, the identity of any Registrar and any paying agent;

     (15) any restrictions on the registration, transfer or exchange of the Notes of the series; and

     (16) any other terms of the series including any terms which may be required by or advisable under United States laws or regulations or advisable (as determined by the Association) in connection with the marketing of Notes of the series.

         (c) Subject to any controlling provision of the Trust Indenture Act, in the event of any inconsistency between the terms of this Indenture and the terms applicable to a series of Notes established in the manner permitted by
Section 3.01, the (i) Board Resolution, (ii) Officers' Certificate or (iii) supplemental indenture setting forth such conflicting term shall prevail.

         (d) All Notes of any one series and interest coupons, if any, appertaining thereto shall be substantially identical except as to denomination and except as may otherwise be provided (i) by a Board Resolution, (ii) by action taken pursuant to a Board Resolution and (subject to Section 3.03) set forth, or determined in the manner provided, in the related Officers' Certificate or (iii) in an indenture supplemental hereto. All Notes of any one series need not be issued at the same time and, unless otherwise provided, additional Notes of any series may be issued from time to time, without the consent of the then Holders of Notes of that series.

         (e) If any of the terms of the Notes of any series are established by action taken pursuant to a Board Resolution, a copy of such Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth, or providing the manner for determining, the terms of the Notes of such series, and at any time the Notes are to be delivered to the Trustee for authentication pursuant to Section 3.03, an appropriate record, satisfactory to the Trustee of any action taken pursuant thereto in connection with the issuance of any Notes of such series shall be delivered to the Trustee prior to the authentication and delivery thereof.

     Section 3.02.  Denominations.
                    -------------

     Unless otherwise provided as contemplated by Section 3.01, any Notes of a series denominated in Dollars shall be issuable in denominations of not less than U.S. $1,000.

     Section 3.03.  Execution, Authentication, Delivery and Dating.
                    ----------------------------------------------

         (a) The Notes, upon the execution of this Indenture, or from time to time thereafter, may be executed by the Association and (i) authenticated and delivered by the Association or (ii) delivered to the Trustee for authentication, and, upon Association Order, the Trustee shall, either at one time or from time to time pursuant to such instructions as may be described in such Association Order, authenticate and deliver such Notes as in this Indenture provided and not otherwise. Such Association Order shall specify the amount of Notes to be authenticated and shall certify that all conditions precedent to the issuance of such Notes contained in this Indenture have been complied with.


         (b) Unless otherwise provided as contemplated by Section 3.01, the Notes shall be dated the first day on which the payment of the full purchase price thereof is received by the Association at its offices in Richmond (Henrico County), Virginia.

         (c) The Notes will be signed on behalf of the Association by its President or Group Vice President or Senior Vice President, under its corporate seal, attested by its Secretary or Assistant Secretary. The signatures of such officers and the corporate seal of the Association may be facsimile signatures.

         (d) Only such Notes as shall bear thereon a certificate of authentication substantially in the form provided for in Exhibits A through K attached hereto, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purposes. Such certificate upon any Note executed by the Association shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

         (e) In case any officer of the Association who shall have signed any of the Notes shall cease to be such officer before the Notes so signed shall have been authenticated and delivered as provided for in this Indenture, or disposed of by the Association, such Notes nevertheless may be authenticated and delivered or disposed of as though the person who signed such Notes had not ceased to be such officer of the Association; and any Notes may be signed on behalf of the Association by such persons as, at the actual date of the execution of such Note, shall be the proper officers of the Association, although at the date of the execution of this Indenture any such person was not such officer.

     Section 3.04.  Temporary Notes.
                    ---------------

     Pending the preparation of definitive Notes of any series, the Association may execute and authenticate and deliver or, upon Association Order, the Trustee shall authenticate and deliver, temporary Notes of such series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor and form, with or without interest coupons, of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as conclusively evidenced by their execution of such Notes and interest coupons, if any. Such Association Order shall specify the amount of temporary Notes to be authenticated and shall certify that all conditions precedent to the issuance of such temporary Notes contained in this Indenture have been complied with.

     If temporary Notes of any series are issued, the Association will cause definitive Notes of such series to be prepared without unreasonable delay. After preparation of definitive Notes of such series, the temporary Notes of such series shall be exchangeable for definitive Notes of such series upon surrender of the temporary Notes of such series at the office or agency of the Association pursuant to Section 6.02 for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes of any series (accompanied by any unmatured interest coupons appertaining thereto), the Association shall execute and authenticate and deliver or, upon Association Order the,

Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of the same series of authorized denominations and of like tenor. Until so exchanged, the temporary Notes of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Notes of such series except as otherwise specified as contemplated by Section 3.01.

     Section 3.05.  Registration, Transfer and Exchange.
                    -----------------------------------

     The Association shall cause to be kept at the office or agency to be maintained by the Association in accordance with Section 6.02 a register (the "Register") in which, subject to such reasonable regulations as it may prescribe, the Association shall provide for the registration of Notes and the registration of transfers of Notes. The Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Association intends to serve as its own "Registrar" for the purpose of registering Notes and transfers of Notes as herein provided.

     Upon surrender for registration of transfer of any Note of any series at the office or agency maintained pursuant to Section 6.02 for that series, the Association shall execute and authenticate and deliver, or, upon Association Order as set forth in Section 3.03, the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of the same series, of any authorized denominations and of a like aggregate principal amount and tenor and containing identical terms and provisions.

     At the option of the Holder, Notes of any series may be exchanged for other Notes of the same series, of any authorized denominations, of a like aggregate principal amount and tenor and containing identical terms and provisions, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Association shall execute and authenticate and deliver, or, upon Association Order as set forth in Section 3.03, the Trustee shall authenticate and deliver, the Notes that the Holder making the exchange is entitled to receive.

     All Notes issued upon any registration of transfer or upon any exchange of Notes shall be the valid obligations of the Association, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

     Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Association, the Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Association, the Registrar and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or for any exchange of Notes, but the Association may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or transfer or exchange of Notes, other than exchanges pursuant to Section 3.04 or Section 12.05 not involving any transfer.

     Neither the Association nor the Registrar shall be required (i) to issue, register the transfer of, or exchange the Notes of any series for a period beginning at the opening of business 15 days before any selection for redemption of Notes of such series and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of such series to be redeemed; or (ii) to register the transfer of or exchange any Note so selected for redemption, in whole or in part, except the unredeemed portion of any Note being redeemed in part.

     Pursuant to Section 3.01, the foregoing provisions relating to registration, transfer and exchange, other than the Trustee's right to be instructed by Association Order with respect to the authentication and delivery of Notes, may be modified, supplemented or superseded with respect to any series of Notes by a Board Resolution or in one or more indentures supplemental hereto.

     Section 3.06.  Replacement Notes.
                    -----------------

     In case any Note shall become mutilated or be destroyed, lost or stolen, the Association in its discretion may execute and authenticate and deliver, or, upon Association Order as set forth in Section 3.03, the Trustee shall authenticate and deliver, a new Note bearing a number not and authenticate and deliver, or, upon Association Order as set forth in Section 3.03, contemporaneously Outstanding, in exchange and substitution for the mutilated Note, or in lieu of and substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Association and, when applicable, to the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Association and, when applicable, to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof. Upon the issuance of any substituted Note, the Association may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith and, in addition, a further sum not exceeding Two Dollars ($2.00) for each Note so issued in substitution. In case any Note which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Association may, instead of issuing a substitute Note, pay the same (without surrender thereof except in the case of a mutilated Note) if the applicant for such payment shall furnish the Association, any Registrar and, when applicable, the Trustee with such security or indemnity as each may require to save it harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Association and, when applicable, to the Trustee evidence to their satisfaction of the destruction, loss or theft.

     Every substituted Note issued pursuant to the provisions of this Section
3.06 by virtue of the fact that any Note is destroyed, lost or stolen shall, with respect to such Note, constitute an additional contractual obligation of the Association, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder. All Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes, and shall preclude any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of securities without their surrender.

     Section 3.07.  Payment of Interest; Interest Rights Preserved.
                    ----------------------------------------------

     Unless otherwise provided pursuant to Section 3.01, interest on any Note of a series which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Note of that series is registered at the close of business on the record date for such interest payment. Interest on Notes with a Stated Maturity of six months or less will be payable only at maturity. In the case of all other Notes, interest will be paid quarterly to Holders of record on the 15th day of the preceding month (or, if originally issued between the record date and the payment date, to the Holder on the date of original issuance, except that in the case of original issuance made on or after the 15th day of March, June, September, and December and prior to the first day of the next succeeding month, interest from the date of original issuance through the end of the month in which such original issuance was made will be paid at the time of and together with the next full quarterly interest payment.) The Holder has the option to elect whether interest will be paid by check or by electronic fund transfer to an account designated by the Holder. A Holder must elect a method of interest payment by providing written notice to the Association. A Holder may change his election regarding method of interest payment at any time by written notice to the Association.

     A Holder may elect to have all interest paid on the Notes reinvested automatically. A Holder may elect the automatic reinvestment option by providing written notice to the Association. In the event the Holder elects the automatic reinvestment option, the interest due on each quarterly interest payment date will be added to the principal amount of the Note and will earn interest thereafter on the same basis as the original principal amount. A Holder may revoke his election to participate in the automatic reinvestment option as to future interest payments at any time by written notice to the Association. Notice of revocation shall be effective on the date the notice is received by the Association. Any election of the interest reinvestment option will automatically terminate upon any Event of Default. If the Association thereafter cures such Event of Default to the satisfaction of the Trustee, a Holder may thereafter elect the interest reinvestment option, by written notice to the Association of such election.

    Unless otherwise provided pursuant to Section 3.01, any interest on any Note of a series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date and interest on such defaulted interest at the then applicable interest rate borne by the Notes of that series, to the extent lawful (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") shall forthwith cease to be payable to each Holder of any such Note on the applicable record date; and such Defaulted Interest may be paid by the Association, at its election in each case, as provided in Subsection (a) or (b) below:

         (a) The Association may elect to make payment of any Defaulted Interest to the persons in whose names the Notes of that series are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Association shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note of that series and the date (not less than 30 days after such notice) of the proposed payment, and at the same time the Association shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this Subsection provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Association in writing of such Special Record Date. In the name and at the expense of the Association, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the persons in whose names the Notes of that series are registered on such Special Record Date and shall no longer be payable pursuant to the following Subsection
(b).

     (b) The Association may make payment of any Defaulted Interest in any other lawful manner if, after written notice given by the Association to the Trustee of the proposed payment pursuant to this Section 3.07, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section 3.07, each Note of any series delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note of the same series shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note of the same series.

     Section 3.08.  Cancellation.
                    ------------
     All Notes surrendered for payment, redemption, exchange or transfer shall, if surrendered to the Association, be cancelled or, if surrendered to the Trustee, shall be cancelled by it, and no Note shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. On request of the Association, the Trustee shall deliver to the Association a certificate of cancellation, including such cancelled Notes held by the Trustee; otherwise, all cancelled Notes held by the Trustee shall be disposed of as directed by an Association Order. If the Association shall acquire any of the Notes, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are cancelled as provided for in this Indenture.

     Section 3.09.  CUSIP Numbers.
                    -------------

     The Association in issuing the Notes may use "CUSIP" numbers (if then generally in use and in addition to the other identification numbers printed on the Notes), and, in such case, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Association will promptly notify the Trustee in writing of any change in any applicable "CUSIP" numbers.

                                  ARTICLE FOUR
                            REDEMPTION BY ASSOCIATION

     Section 4.01.  Notes Subject to Redemption.
                    ---------------------------

     To the extent, if any, provided pursuant to Section 3.01, the Association may, from time to time, redeem any Outstanding Note of any series by payment of the face amount thereof, plus accrued interest to the date of such payment, upon not less than fifteen (15) days written notice mailed to the Holder named in the Register, at the address designated therein, by ordinary first class United States mail, properly addressed and stamped and deposited in the United States.

     Section 4.02.  Notice of Redemption.
                    --------------------

     Unless otherwise provided as contemplated by Section 3.01, each such notice of redemption shall specify the date fixed for redemption and shall state that payment of the redemption price of the Note or Notes to be redeemed will be made at the office to be maintained by the Association in accordance with the provisions of Section 6.02 upon presentation and surrender of such Note or Notes, that interest accrued to the date fixed for redemption will be paid, and that on and after said date interest thereon will cease to accrue.

     Section 4.03.  Notes Payable on Redemption Date.
                    --------------------------------

     Unless otherwise provided as contemplated by Section 3.01, if the giving of notice of redemption shall have been completed as above provided, the Note or Notes specified in such notice shall become due and payable on the date and at the place stated in such notice at the face amount thereof, together with interest accrued to the date fixed for redemption, and on and after such date fixed for redemption (unless the Association shall default in the payment of such Note or Notes at the face amount thereof, together with interest accrued to date fixed for redemption) interest on the Note or Notes so called for redemption shall cease to accrue. On presentation and surrender of such Note or Notes at the place of payment in said notice specified, the said Note or Notes shall be paid or redeemed by the Association at the face amount thereof, together with interest accrued thereon to the date fixed for redemption.

     Section 4.04.  Notes Redeemed in Part.
                    ----------------------

     Any Note which is to be redeemed only in part pursuant to this Article Four shall be surrendered to the office to be maintained by the Association in accordance with the provisions of Section 6.02, and the Association shall execute and authenticate and deliver, or upon Association order as set forth in
Section 3.03, the Trustee shall authenticate and deliver, to the Holder of such Note without service charge, a new Note or Notes of the same series, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Note of that series so surrendered that is not redeemed or purchased.


                                  ARTICLE FIVE
                              REDEMPTION BY HOLDER

     Section 5.01.  Redemption by Holder.
                    --------------------

     To the extent, if any, provided pursuant to Section 3.01, the Association agrees to redeem Notes of any series prior to maturity by payment of the principal thereof, plus interest to the date of such payment only, at the place and at the rate specified pursuant to Section 3.01, upon surrender of such Notes, accompanied by a written request for early redemption to the Association and such other documentation as shall be specified pursuant to Section 3.01.

     Section 5.02.  Notes Redeemed in Part.
                    ----------------------

     Any Note which is to be redeemed only in part pursuant to this Article Five shall be surrendered to the office to be maintained by the Association in accordance with the provisions of Section 6.02, and the Association shall execute and authenticate and deliver, or upon Association Order as set forth in
Section 3.03, the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes of the same series, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Note of that series so surrendered that is not redeemed or purchased.

     Section 5.03.  No Set-Aside.
                    ------------

     The amounts available for the redemption of Notes prior to maturity pursuant to this Article Five shall not be set aside in a separate fund or held in trust.


                                   ARTICLE SIX
                     PARTICULAR COVENANTS OF THE ASSOCIATION

     Section 6.01.  Payments of Principal and Interest.
                    ----------------------------------

     The Association will duly and punctually pay or cause to be paid the principal of and interest on each of the Notes at the respective times and place and in the manner provided in the Notes. The principal of and interest on the Notes shall be payable only to or upon the written order of the Holder named in the Notes. Payment will be made at maturity only upon presentation and surrender of the Note. The Holder has the option to elect whether payment of interest, principal and premium, if any, will be paid by check or by electronic fund transfer to an account designated by the Holder. A Holder must elect a method of payment by providing written notice to the Association. A Holder may change his election regarding method of interest payment at any time by written notice to the Association.

     Section 6.02.  Maintenance of Office or Agency.
                    -------------------------------

     The Association will maintain an office or agency where the Notes of each series may be presented for transfer, exchange, redemption and payment, and where notices and demands to or upon the Association with respect to the Notes of each series or to this Indenture may be served. The Association will give to the Trustee notice of the location of such office or agency and of any change of location thereof. In case the Association shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Trustee, and the Association hereby appoints the Trustee as its agent to receive all such presentations, demands and notices.

     Section 6.03.  Appointment of Trustee.
                    ----------------------

     The Association covenants and agrees that whenever necessary to avoid or fill a vacancy in the office of the Trustee, the Association will in the manner provided in Section 9.18 appoint a successor Trustee so that there shall at all times be a Trustee hereunder which shall at all times be a bank or trust company, a corporation or banking association organized and doing business under the laws of the United States or of any State or Territory or of the District of Columbia, eligible pursuant to the Trust Indenture Act to act as such, with a capital and surplus of at least $250,000,000, and authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority.

     Section 6.04.  Appointment and Duties of Paying Agent.
                    -------------------------------------

     (a) Whenever the Association shall appoint a paying agent other than the Trustee or the Association, it will cause such paying agent to execute and deliver to the Trustee an instrument, in form satisfactory to the Trustee, in which such agent shall agree with the Trustee, subject to the provisions of this
Section 6.04, that: (1) it will comply with the provisions of the Trust Indenture Act and this Indenture applicable to it as paying agent and hold all sums held by it as agent for the payment of the principal of or interest on the Notes of any series (whether such sums have been paid to it by the Association or by any other obligor on the Notes of such series) in trust for the benefit of the Holders of the Notes of such series; and (2) it will give the Trustee notice of any failure by the Association (or by any other obligor on the Notes of such series) to make any payment of the principal of or interest on the Notes of such series when the same shall be due and payable; and (3) at any time during the continuance of any default by the Association (or by any other obligor on the Notes of such series) in the making of any payment in respect of any Notes of any series, upon written request of the Trustee, it will forthwith pay to the Trustee all sums held in trust by such paying agent for payment in respect of any Notes of any series, and account for any funds disbursed.

     (b) If the Association shall act as its own paying agent, it will, on or before each due date of the principal of or interest on the Notes of any series, set aside, segregate and hold in trust for the benefit of the holders of the Notes of such series a sum sufficient to pay such principal of and interest so becoming due. The Association will promptly notify the Trustee of any failure to take such action.

     (c) Whenever the Association shall have one or more paying agents for any series of Notes, it will, on or prior to [11:00 a.m.] (New York City time) on each due date of the principal of or any premium or interest on any Notes of that series, deposit with a paying agent a sum in same day funds sufficient to pay such amount, such sum to be held as provided in the Trust Indenture Act, and (unless such paying agent is the Trustee), the Association will promptly notify the Trustee of its action or failure to act.

     (d) Notwithstanding anything in this Section 6.04 to the contrary, the Association may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it, or by any paying agent hereunder, as required by this Section 6.04, such sums to be held by the Trustee upon the trusts herein contained.

     (e) Notwithstanding anything in this Section 6.04 to the contrary, the agreement to hold sums in trust as provided in this Section 6.04 is subject to the provisions of Article Fourteen.

     Section 6.05.  Report to Trustee.
                    -----------------

     To the extent provided pursuant to Section 3.01, the Association covenants and agrees to report in writing to the Trustee as soon as practicable the interest rate per annum determined to be payable on the Notes and the effective date of such rate of interest.

     Section 6.06.  Unclaimed Monies.
                    ----------------

     Any money deposited with the Trustee or any paying agent, or then held by the Association, in trust for the payment of any principal of or premium or interest on any Note of any series and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid, without liability for interest thereon, to the Association on Association Request, or (if then held by the Association) shall be discharged from such trust; and the Holder of such Note and interest coupon, if any, shall thereafter, as an unsecured general creditor, look only to the Association for payment thereof of the amount, without liability for interest thereon, and all liability of the Trustee or such paying agent with respect to such trust money, and all liability of the Association as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such paying agent, before being required to make any such repayment, may in the name and at the expense of the Association cause to be published once, in an Authorized Newspaper in each place where the office or agency of the Association pursuant to Section 6.02 is located with respect to such series, or cause to be mailed by first-class mail to such Holder, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Association.

                                  ARTICLE SEVEN
              HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ASSOCIATION

      Section 7.01.  Association to Furnish Trustee Names and Addresses of
                     -----------------------------------------------------
Holders.
-------

     The Association will furnish or cause to be furnished to the Trustee:

     (a) semiannually, not more than 15 days after May 1 and November 1, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Notes on such dates; and

     (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Association of any such request, a list of similar form and content for any or all series as of a date not more than 15 days prior to the time such list is furnished. Notwithstanding the foregoing, at any time that the Trustee is the Registrar, no such list shall be required to be furnished.

      Section 7.02.  Preservation of Information, Communications to Holders.
                     ------------------------------------------------------

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Notes contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders of Notes received by the Trustee at anytime that the Trustee shall be the Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

     (b) The rights of Holders of Notes to communicate with other Holders with respect to their rights under this Indenture or under the Notes, and the corresponding rights and privileges of the Trustee, shall be as provided in the Trust Indenture Act.

     (c) Every Holder of Notes and interest coupons appertaining thereto, by receiving and holding the same, agrees with the Association and the Trustee that neither the Association nor the Trustee nor any agent of any of them shall be held accountable by reason of the disclosure of information as to the names and addresses of the Holders of Notes made pursuant to the Trust Indenture Act or otherwise in accordance with this Indenture.

      Section 7.03.  Reports by Trustee.
                     ------------------

     (a) The Trustee shall transmit to Holders of Notes such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to
Section 313 of the Trust Indenture Act, at the times and in the manner provided pursuant thereto.

     (b) Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than July 15 in each calendar year, commencing with the first July 15 after the first issuance of Notes under this Indenture.

      Section 7.04.  Reports by the Association.
                     --------------------------

     The Association shall file with the Trustee and the Commission, and transmit to the Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to Section 314 of the Trust Indenture Act at the times and in the manner provided pursuant to the Trust Indenture Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. Notwithstanding anything contrary herein, the Trustee shall have no duty to review such documents for purposes of determining compliance with any provisions of this Indenture.

      Section 7.05.  Annual Review Certificate.
                     -------------------------

     The Association covenants and agrees to deliver to the Trustee, within 120 days after the end of each fiscal year of the Association, a certificate in substantially the same form prescribed by Section 16.06 hereof from the principal executive officer, principal financial officer or principal accounting officer of the Association stating that a review of the activities of the Association during such year and of performance under this Indenture has been made under his or her supervision and to the best of his or her knowledge, based on such review, the Association has fulfilled all of its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him or her and the nature and status thereof. For purposes of this Section 7.05, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

                                  ARTICLE EIGHT
                          REMEDIES IN EVENT OF DEFAULT

     Section 8.01.  Event of Default Defined.
                    ------------------------

     Unless otherwise provided pursuant to Section 3.01, "Event of Default", wherever used herein with respect to the Notes of any series, shall mean any one of the following events which has occurred and is continuing (whatever the reason for such Event of Default and whether it be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree, order of any court or any order, rule or regulation of any administrative or government body):

     (a) Failure to pay principal of (or any installment of the principal of) or any premium on any Note of that series, after such principal or premium shall have become due and payable;

     (b) Failure to pay interest on any Note of that series or any interest coupon appertaining thereto for a period of 60 days after such interest shall have become due or payable; and

     (c) The expiration of a period of 90 days following:

     (1) the adjudication of the Association as a bankrupt by any court of competent jurisdiction;

     (2) the entry of an order approving a petition seeking reorganization of the Association under the Federal Bankruptcy Code or any other applicable law or statute of the United States of America, or any State thereof; or

     (3) the appointment of a trustee or a receiver of all or substantially all of the property of the Association;

unless, with respect to (1), (2), and (3) above, during such period such adjudication, order or appointment of a receiver or trustee shall be vacated;

     (d) The filing by the Association of a voluntary petition in bankruptcy or the making of an assignment for the benefit of creditors; the consenting by the Association to the appointment of a receiver or trustee of all or any part of its property; the filing by the Association of a petition or answer seeking reorganization under the Federal Bankruptcy Code, or any other applicable law or statute of the United States of America, or of any State thereof; or the filing by the Association of a petition to take advantage of any insolvency act;

     (e) Failure to perform any other covenant or agreement contained herein or in any indenture supplemental hereto or in any Note of that series for a period of 90 days following the mailing to the Association by the Trustee or to the Association and the Trustee by the Holders of a majority in principal amount of the Notes of that series then outstanding of a written demand that such failure be cured, such failure not having been cured in the meantime.

     (f) Any other Event of Default provided as contemplated by Section 3.01 with respect to Notes of that series.

      Section 8.02.  Trustee to Notify Holder of Defaults.
                     ------------------------------------

     The Trustee shall, within 90 days after the occurrence thereof, give to the Holders of the affected series notice of all Defaults known to it, unless such Defaults shall have been cured before the giving of such notice (the term "Default" being hereby defined to be the events specified in subsections (a),
(b), (c), (d), (e) and (f) of Section 8.01 not including any periods of grace provided for in said subsections and irrespective of the written demand specified in subsection (e) of Section 8.01); provided that, except in the case of Default in the payment of the principal of or interest on any of the Notes, or in the payment of any sinking or purchase fund installment, if any, the Trustee shall be protected in withholding such notice if and so long as the board of directors or responsible officers, or both, of the Trustee, in good faith determine that the withholding of such notice is in the interests of such Holders.

     Section 8.03.  Acceleration Upon Default.
                    -------------------------

     Upon the occurrence of an Event of Default, the Trustee or the Holders of at least 25 percentum (25%) in principal amount of the affected series of Notes then Outstanding may, by notice in writing given to the Association (and to the Trustee if given by Holders), declare the principal of all Notes of the affected Series then Outstanding and the interest accrued thereon immediately due and payable, and upon any such declaration the same shall become and shall be immediately due and payable, notwithstanding anything in this Indenture or in the Notes contained to the contrary; provided, however, that upon the occurrence of an Event of Default specified in subsection (c) or (d) of Section 8.01, the principal of the Notes and the interest accrued thereon shall be immediately due and payable without any further action or notice. This provision, however, is subject to the condition that if, at any time after the principal of the Notes shall have been so declared due and payable and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Association shall pay or shall deposit with the Trustee a sum sufficient to pay all maturing installments of interest upon all of the Notes of the affected series and the principal of any and all of the Notes of the affected series which shall have become due otherwise than by acceleration (with interest upon such principal and on overdue installments of interest to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made by the Trustee, except as a result of its negligence or bad faith, and any and all Events of Default under the Indenture, other than the nonpayment of the principal of Notes which shall have become due by acceleration, shall have been remedied, then and in every such case the holders of a majority in aggregate principal amount of the Notes of the affected series then Outstanding, by written notice to the Association and to the Trustee, may waive all Events of Default and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent Event of Default or shall impair any right consequent thereon.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Association, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though such proceeding had not been instituted.

     Section 8.04.  Right of Trustee to Sue Association Upon Default.
                    ------------------------------------------------

     In the case of a default in payment of the principal of any Note of any series, when the same shall become due and payable, or in the case of a default in the payment of the interest on any Note of any series for a period of 60 days after such interest shall become due and payable, the Trustee may recover judgment, in its own name and as trustee of an express trust, against the Association or other obligor for the whole amount of such principal and interest remaining unpaid, together with interest upon the overdue principal and premium, if any, and to the extent the payment of such interest shall be legally enforceable, upon overdue installments of interest, if any, at the rate borne by Notes of that series.

     The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Holders allowed in any judicial proceedings relative to the Association or any other obligor on the Notes or its creditors, or its properties. The Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceedings is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it and each predecessor Trustee for the reasonable compensation, expenses, disbursements and advances of the Trustee and each predecessor Trustee and their respective agents and counsel, and any other amounts due the Trustee and any predecessor Trustee under this Indenture.

     Section 8.05.  Right of Holder to Receive Payment or Sue.
                    -----------------------------------------

     Notwithstanding any other provision of this Indenture, the right of any Holder of any Note to receive payment of the principal of and interest on such Note, on or after the respective due dates expressed on such Note, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder, except as to a postponement of an interest payment consented to as provided in Section 8.06.

     Section 8.06.  Right of Holders to Direct Time, Method and Place of
                    ----------------------------------------------------
Conducting Proceeding for Remedy Available to Trustee.
-----------------------------------------------------

     The Holders of not less than a majority in principal amount of the Outstanding Notes of each series affected (with each such series voting as a separate class unless all series are affected in a substantially similar manner, in which case all series so affected shall vote as a single class) shall have the right to:

     (a) direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; or

     (b) on behalf of the Holders of all such Notes of such series, consent to the waiver of any past Default and its consequences, except an Event of Default in the payment of principal or interest; provided that:

     (1) such direction shall not be in conflict with any rule of law or with this Indenture or expose the Trustee to personal liability;

     (2) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction; and

     (3) the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall determine that the action so directed would involve the Trustee in personal liability or would be unduly prejudicial to Holders not joining in such direction.

     The Holders of not less than 75 per centum (75%) in principal amount of the Outstanding Notes of each series may consent on behalf of the Holders of all the Outstanding Notes of such series to the postponement of any interest payment for a period not exceeding three years from its due date.

     Section 8.07.  Notice of Defaults.
                    ------------------

    The Trustee shall not be required to take notice or deemed to have notice of any Default or Event of Default hereunder, unless the Trustee shall have received specific notice in writing of such Default or Event of Default from the Association or the Holders of not less than 10% in principal amount of any series of Notes Outstanding, and in the absence of any such notice so received, the Trustee may conclusively assume that no Default or Event of Default exists.

                                  ARTICLE NINE
                             CONCERNING THE TRUSTEE

     Section 9.01.  Qualification of Trustee.
                    ------------------------

     The Trustee shall at all times be a bank or trust company eligible under
Section 6.03 and have a combined capital and surplus of not less than $250,000,000. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority referred to in Section 6.03, then for the purpose of this Section the combined capital and surplus of the Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     Section 9.02.  Acceptance and Undertaking of Trustee.
                    -------------------------------------

     The Trustee hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions set forth herein. The Trustee undertakes, prior to an Event of Default, and after the curing of all Events of Default which may have occurred, to perform such duties and only such duties as are specifically set forth in this Indenture, and in case of an Event of Default (which has not been cured) to exercise such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     Section 9.03.  Reserved.
                    --------

     Section 9.04.  Trustee Not Relieved of Liability for Own Negligence or
                    -------------------------------------------------------
Willful Misconduct.
------------------

     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

     (a) prior to an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be liable except for the performance of such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee but the duties and obligations of the Trustee, prior to an Event of Default and after the curing of all Events of Default which may have occurred, shall be determined solely by the express provisions of this Indenture;


     (b) prior to an Event of Default hereunder and after the curing of all Events of Default which may have occurred, and in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions therein, upon any statements, resolutions, certificates, opinions or other documents furnished to the Trustee and conforming to the requirements of this Indenture and believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties; but in the case of any such statements, resolutions, certificates, opinions or other documents which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Indenture;

      (c) the Trustee shall not be personally liable for any error of judgment made in good faith by a responsible officer or officers of the Trustee unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;


     (d) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;


     (e) the Trustee shall not be personally liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Notes of each affected series at the time Outstanding relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;


     (f) notwithstanding anything elsewhere in this Indenture, before taking any action under this Indenture, the Trustee may require that satisfactory indemnity be furnished to it by the Holders of the Notes or other persons for the reimbursement of all reasonable costs and expenses to which it may be put and to protect it against all liability which it may incur in or by reason of such action, except liability which is adjudicated to have resulted from its negligence or willful misconduct by reason of any action so taken;


     (g) the permissive right of the Trustee to do things enumerated in the Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its own negligent action, its own negligent failure to act or its own willful misconduct;

     (h) the Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers granted hereunder or otherwise in respect of this Indenture;


     (i) whether or not expressly provided herein, every provision of this Indenture relating to the conduct or affecting the liability of or conveying rights and duties affording protection to the Trustee whether in its capacities as Trustee, paying agent, Registrar or in any other capacity shall be subject to the provisions of this Article Nine.

     Section 9.05.  Trustee May Rely on Recitals of Fact.
                    ------------------------------------


     The recitals of fact contained herein, in the Notes, and in any prospectus or other document shall be taken as the statements of the Association, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes issued hereunder. The Trustee shall not be accountable for the use or application by the Association of Notes or the proceeds thereof.


     Section 9.06.  Certain Rights of the Trustee.
                    -----------------------------


     Subject to the provisions of Sections 9.02, 9.03 and 9.04:


     (a) The Trustee may rely and shall be protected in acting upon any resolution, certificate, opinion, notice, request, consent, order, appraisal, report, bond, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;


     (b) The Trustee may consult with counsel and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel;


     (c) Notwithstanding anything elsewhere in this Indenture, before the Trustee acts or refrains from acting with respect to any matter contemplated by this Indenture, it may require an Officers' Certificate or an Opinion of Counsel, which shall conform to the provisions of Section 16.06, and the Trustee shall be protected and shall not be liable for any action it takes or omits to take in good faith and without gross negligence in reliance on such certificate or opinion;

     (d) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Association, personally or by agent or attorney;

     (e) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

     (f) The Trustee shall have no duty to inquire as to the performance of the Association's covenants herein.

     Section 9.07.  Trustee Not Responsible for Approval of Any Expert.
                    --------------------------------------------------

     The Trustee shall not be under any responsibility for the approval of any expert, attorney, accountant, or agent for any of the purposes expressed in this Indenture, except that nothing in this Section 9.07 contained shall relieve the Trustee of its obligation to exercise reasonable care with respect to the approval of independent experts, attorneys, accountants, or agents who may furnish opinions or certificates to the Trustee pursuant to any provisions of this Indenture.

     Any resolution of the Board of Directors or Executive Committee of the Association shall be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Association to have been duly adopted, and the Trustee may rely upon such copy as conclusive evidence of the adoption of such resolution.

     Nothing contained in this Section 9.07 shall be deemed to modify the obligation of the Trustee to exercise after an Event of Default the rights and powers vested in it by this Indenture with the degree of care and skill specified in Section 9.02.

     Section 9.08.  Right of Trustee to Become Owner or Pledgee of Notes.
                    ----------------------------------------------------

     The Trustee, in its individual or any other capacity, may become the Holder or pledgee of Notes with the same rights it would have if it were not a Trustee.

     Section 9.09.  Monies Received by Trustee to be Held in Trust.
                    ----------------------------------------------

     Subject to the provisions of Section 6.06, all monies received by the Trustee whether as Trustee or paying agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were paid, but need not be segregated from other funds except to the extent required by law. The Trustee shall have no liability for interest on any monies received by it hereunder except as may be agreed upon in writing with the Association from time to time and as may be permitted by law.

     Section 9.10.  Compensation of Trustee.
                    -----------------------

     The Association covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to reasonable compensation for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder to the Trustee, which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust, and the Association will reimburse the Trustee for all advances made by the Trustee in accordance with any of the provisions of this Indenture and will pay to the Trustee from time to time its expenses and disbursements (including, without limitation, the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ). The Association also covenants to indemnify the Trustee and each of its officers, directors, employees, attorneys-in-fact and agents (each an "indemnitee") for, and to hold it harmless against, any loss, liability or expense incurred without gross negligence or bad faith on its part, arising out of or in connection with the offer and sale of the Notes and the acceptance or administration of this trust and its duties hereunder (including its services as Registrar or paying agent if so appointed by the Association), including the costs and expenses of defending against or investigating any claim of liability in the premises. The Association further covenants and agrees to pay interest to the Trustee at the rate of one hundred fifty percent (150%) of the prime commercial lending rate of the Trustee upon all amounts paid, advanced or disbursed by the Trustee for which it is entitled to reimbursement or indemnity as herein provided. The obligations of the Association to the Trustee and each other indemnitee under this Section 9.10 shall constitute additional indebtedness subject to this Indenture and shall survive the resignation or removal of the Trustee and the satisfaction and discharge of this Indenture. Such additional indebtedness shall be secured by a lien prior to that of the Notes upon the trust estate, including all property or funds held or collected by the Trustee as such.

The Association shall defend any claim or threatened claim asserted against an indemnitee for which it may seek indemnity, and the indemnitee shall cooperate in the defense unless, in the reasonable opinion of the indemnitee's counsel, the indemnitee has an interest adverse to the Association or a potential conflict of interest exists between the indemnitee and the Association, in which case the indemnitee may have separate counsel and the Association shall pay the reasonable fees and expenses of such counsel; provided, however, that the Association shall only be responsible for the reasonable fees and expenses of one law firm (in addition to local counsel) in any one action or substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, such law firm to be designated by the indemnitee.


     Section 9.11.  Enforcement by Trustee of Right to Compensation.
                    -----------------------------------------------

     In order to further assure the Trustee that it will be compensated, reimbursed and indemnified as provided in Section 9.10 and that the prior lien provided for in Section 9.10 upon the trust estate to secure the payment of such compensation, reimbursement and indemnity will be enforced for the benefit of the Trustee, all parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed that in the event of:

     (a) the adjudication of the Association as a bankrupt by any court of competent jurisdiction,

     (b) the filing of any petition seeking the reorganization of the Association under the Federal Bankruptcy Code or any other applicable law or statute of the United States of America or of any State thereof,

     (c) the appointment of one or more trustees or receivers of all or substantially all of the property of the Association,

     (d) the filing of any bill to foreclose this Indenture,

     (e) the filing by the Association of a petition to take advantage of any insolvency act, or

     (f) the institution of any other proceeding wherein it shall become necessary or desirable to file or present claims against the Association, the Trustee may file from time to time in any such proceeding or proceedings one or more claims, supplemental claims and amended claims as a secured creditor for its reasonable compensation for all services rendered by it (including services rendered during the course of any such proceeding or proceedings) and for reimbursement of all advances, expenses and disbursements (including, without limitation, the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) made or incurred by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties herein of the Trustee, and for any and all amounts to which the Trustee is entitled as indemnity as provided in
Section 9.10; and the Trustee and its counsel and agents may file in any such proceeding or proceedings applications or petitions for compensation for such services rendered, for reimbursement for such advances, expenses and disbursements, and for such indemnity. The claim or claims of the Trustee filed in any such proceeding or proceedings shall be reduced by the amount of compensation for services, reimbursement for advances, expenses and disbursements, and indemnity paid to it following final allowance to it and to its counsel and agents by the court in any such proceeding as an expense of administration or in connection with a plan of reorganization or readjustment. To the extent that compensation, reimbursement and indemnity are denied to the Trustee or to its counsel or other agents because of not being rendered or incurred in connection with a plan of reorganization or readjustment, approved as required by law, because such services were not rendered in the interests of and with benefit to the estate of the Association as a whole but in the interests of and with benefit to the Holders of the Notes in the execution of the trusts hereby created or in the exercise and performance of any of the powers and duties hereunder of the Trustee or because of any other reason, the court may, to the extent permitted by law, allow such claim, as supplemented and amended, in any such proceeding or proceedings and for the purposes of any reorganization or readjustment of the Association's obligations, classify the Trustee as a secured creditor of a class separate and distinct from that of other creditors of a class having priority and precedence over the class in which the Holders of Notes are placed by reason of having a lien, prior and superior to that of the Holders of the Notes, as such. The amount of the claim or claims of the Trustee for services rendered and for advances, expenses and disbursements, including, without limitation, the reasonable compensation and expenses and disbursements of its counsel and of all persons not regularly in its employ which are not allowed and paid in any such proceeding, but for which the Trustee is entitled to the allowance of a secured claim as herein provided, may be fixed by the court or judge in any such proceeding or proceedings to the extent that such court or judge has or exercises jurisdiction over the amount of any such claim or claims.

     If, and to the extent that the Trustee and its counsel and other persons not regularly in its employ do not receive compensation for services rendered, reimbursement of its or their advances, expenses and disbursements, or indemnity, as herein provided, as the result of allowances made in any such proceeding or by any plan of reorganization or readjustment or obligations of the Association, the Trustee shall be entitled, in priority to the Holders of Notes, to receive any distributions of any securities, dividends or other disbursements which would otherwise be made to the Holders of Notes in any such proceeding or proceedings and is hereby constituted and appointed, irrevocably, the attorney-in-fact for the Holders of the Notes and each of them to collect and receive, in their name, place and stead, such distributions, dividends or other disbursements, to deduct therefrom the amounts due to the Trustee, its counsel and other persons not regularly in its employ on account of services rendered, advances, expenses, and disbursements made or incurred, or indemnity, and to pay and distribute the balance, pro rata, to the Holders of the Notes. The Trustee shall have a lien upon any securities or other considerations to which Holders of Notes may become entitled pursuant to any such plan of reorganization or readjustment of obligations, or in any such proceeding or proceedings; and the court or judge in any such proceeding or proceedings may determine the terms and conditions under which any such lien shall exist and be enforced.

     Section 9.12.  Trustee May Rely Upon Certificate of Association.
                    ------------------------------------------------

     Whenever in the administration of the trusts of this Indenture, prior to an Event of Default and after the curing of all Events of Default which may have occurred, the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate in substantially the form prescribed by Section 16.06 hereof signed by the President or Vice President of the Association and delivered to the Trustee, and such certificate shall be full warrant to the Trustee for any action taken or suffered by it under the provisions of this Indenture upon the faith thereof.

     Section 9.13.  Right of Trustee to Give Notice of Action.
                    -----------------------------------------

     Whenever it is provided in this Indenture that the Trustee shall take any action upon the happening of a specified event or upon the fulfillment of any action or upon the request of the Association or of Holders, the Trustee taking such action shall have full power to give any and all notices and to do any and all acts and things incidental to such action.

     Section 9.14.  Conflicting Interest of Trustee.
                    -------------------------------

     If the Trustee has or shall acquire a conflicting interest within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee shall either eliminate such conflicting interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Notes of more than one series or a trustee under the Junior Subordinated Indenture, dated as of October 5, 1999, between Southern States Cooperative, Incorporated and First Union National Bank, as trustee.

     Section 9.15.  Duties of Trustee if It Becomes Creditor of Association.
                    -------------------------------------------------------

     If and when the Trustee shall be or become a creditor of the Association (or other obligor under the Notes of any series), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Association (or any such other obligor). A Trustee who has resigned or been removed shall be subject to the Trust Indenture Act Section 311(a) to the extent indicated therein.

     Section 9.16.  Resignation and Discharge of Trustee.
                    ------------------------------------

     The Trustee may at any time resign and be discharged of the trusts hereby created by giving written notice to the Association specifying the day upon which such resignation shall take effect and thereafter publishing notice thereof, in one newspaper printed in the English language and customarily published on each business day and of general circulation in the County of Henrico, Commonwealth of Virginia, once in each of three successive calendar weeks, in each case on any business day of the week, and such resignation shall take effect upon the day specified in such notice unless previously a successor trustee shall have been appointed by the Holders or the Association in the manner hereinafter provided in Section 9.18, and in such event such resignation shall take effect immediately on the appointment of such successor trustee. This Section shall not be applicable to resignations pursuant to Section 9.14.

     Section 9.17.  Removal of Trustee.
                    ------------------

     The Trustee may be removed at any time by an instrument or concurrent instruments in writing filed with the Trustee and signed and acknowledged by the Holders of a majority in principal amount of the Notes then Outstanding or by their attorneys in fact duly authorized.

     In case at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.01, then the Trustee shall resign immediately in the manner and with the effect specified in Section 9.16; and, in the event that the Trustee does not resign immediately in such case, then it may be removed forthwith by an instrument or concurrent instruments in writing filed with the Trustee and either (a) signed by the President or Group Vice President or Chief Financial Officer of the Association with its corporate seal attested by the Secretary or Assistant Secretary of the Association or (b) signed and acknowledged by the Holders of ten per centum (10%) in principal amount of the Notes then outstanding of a particular series or by their attorneys in fact duly authorized.

     Section 9.18.  Filling Vacancy.
                    ---------------

     In case at any time the Trustee shall resign or shall be removed or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or if the receiver of the Trustee or of its property shall be appointed, or if any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, a vacancy shall be deemed to exist in the office of Trustee, and a successor or successors may be appointed by the Holders of a majority in principal amount of the Notes then Outstanding hereunder, by an instrument or concurrent instruments in writing signed and acknowledged by such Holders or by their attorneys in fact duly authorized, and delivered to such new trustee, notification thereof being given to the Association and the retiring trustee, provided, nevertheless, that until a new trustee shall be appointed by the Holders as aforesaid, the Association, by instrument executed by order of its Board of Directors or Executive Committee and duly acknowledged by its President or Vice President, may appoint a trustee to fill such vacancy until a new trustee shall be appointed by the Holders as herein authorized. The Association shall publish notice of any such appointment made by it in the manner provided in Section
9.16. Any new trustee appointed by the Association shall, immediately and without further act, be superseded by a trustee appointed by the Holders, as above provided if such appointment by the Holders be made prior to the expiration of one year after the first publication of notice of the appointment of the new trustee by the Association.

     If no appointment of a successor trustee shall be made pursuant to the foregoing provisions of this section within six months after a vacancy shall have occurred in the office of trustee, the Holder of any Note Outstanding hereunder or any retiring trustee may apply to any court of competent jurisdiction to appoint a successor trustee. Said court may thereupon after such notice, if any, as such court may deem proper and prescribe, appoint a successor trustee.

     If the Trustee resigns because of a conflict of interest as provided in subsection (a) of Section 9.14 and a successor has not been appointed by the Association or the Holders or, if appointed, has not accepted the appointment within thirty days after the date of such resignation, the resigning Trustee may apply to any court of competent jurisdiction for the appointment of a successor trustee.

     Any trustee appointed under the provisions of this Section in succession to the Trustee shall be a bank or trust company eligible under Section 6.03 and
9.01 and qualified under Section 9.14.

     Any trustee which has resigned or been removed shall nevertheless retain the lien upon the trust estate, including all property or funds held or collected by the trustee as such, to secure the amounts due to the trustee as compensation, reimbursements, expenses and indemnity, afforded to it by Section
9.10 and retain the rights afforded to it by Section 9.11.

     Section 9.19.  Duties of Successor Trustee.
                    ---------------------------

     Any successor trustee appointed hereunder shall execute, acknowledge and deliver to his or its predecessor trustee, and also to the Association, an instrument accepting such appointment hereunder, and thereupon such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of his or its predecessor in trust hereunder, with like effect as if originally named as Trustee herein and the obligations and duties of the Trustee ceasing to act shall cease and terminate; but the trustee ceasing to act shall nevertheless, on the written request of the Association, or of the successor trustee, or of the Holders of ten per centum (10%) in principal amount of the Notes then Outstanding hereunder, execute, acknowledge and deliver such instruments of conveyance and further assurances and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor trustee all the right, title and interest of the Trustee to which he or it succeeds under this Indenture, and such rights, powers, trusts, duties, and obligations, and the Trustee ceasing to act shall also, upon like request, pay over, assign and deliver to the successor trustee any money or other property subject to the lien of this Indenture. Should any deed, conveyance or instrument in writing from the Association be required by the new trustee for more fully and certainly vesting in and confirming to such new trustee such estates, properties, rights, powers, trusts and duties, any and all such deeds, conveyances and instruments in writing shall, on request, be executed, acknowledged and delivered by the Association.

     Section 9.20.  Merger or Consolidation of or with Trustee.
                    ------------------------------------------

     Any corporation into which the Trustee may be merged or with which it may be consolidated or any corporation resulting from any merger or consolidation to which the Trustee shall be a party or any corporation to which substantially all the corporate trust business and assets of the Trustee may be transferred, provided such corporation shall be eligible under the provisions of Sections
6.03 and 9.01 and qualified under Section 9.14, shall be the successor trustee under this Indenture, without the execution or filing of any paper or the performance of any further act on the part of any other parties hereto, anything herein to the contrary notwithstanding. In case any of the Notes contemplated to be issued hereunder shall have been authenticated by the Trustee but not delivered, any such successor to the Trustee may, subject to the same terms and conditions as though such successor to the Trustee had itself authenticated such Notes, adopt the certificate of authentication of the original Trustee or of any successor to it as trustee hereunder, and deliver the said Notes so authenticated; and in case any of said Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor trustee, and in all such cases such certificates shall have the full force which it is anywhere in said Notes or in the Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to authenticate Notes in the name of the Trustee shall apply only to its successor or successors by merger or consolidation or sale as aforesaid.

     Section 9.21.  Duties of Trustee Governed by Laws of Virginia.
                    ----------------------------------------------

     The duties, liabilities, rights, privileges and immunities of the Trustee in relation to the Holders of the Notes shall be governed exclusively by the laws of the Commonwealth of Virginia.

                                  ARTICLE TEN
                            CONCERNING THE HOLDERS

     Section 10.01.  Proof of Action by Holders.
                     --------------------------

     Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Notes of a particular series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Holders in person or by agent or proxy appointed in writing, or (b) by the record of the Holders of Notes voting in favor thereof at any meeting of Holders duly called and held in accordance with the provisions of Article Eleven, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders.

     Section 10.02.  What Constitutes a Writing.
                     --------------------------

     For the purposes hereof, a "writing" shall include tangible written text produced by telex, telefacsimile, computer retrieval, or other process by which electronic signals are transmitted by telephone or otherwise.

     Section 10.03.  Holder Named in Note Treated as Absolute Owner.
                     ----------------------------------------------

     The Association, the Trustee and any paying agent may deem and treat the Holder or Holders named in the Register for any Outstanding Note as the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Association) for the purpose of receiving payment thereof or on account thereof and for all other purposes, and neither the Association nor the Trustee nor any paying agent shall be affected by any notice to the contrary.

     Section 10.04.  Notes Owned by Association to be Disregarded in Computing
                     ---------------------------------------------------------
Requisite Amount of Notes.
-------------------------

     For the purposes of this section, and in every other instance of a direction or consent by Holders of Notes under this Indenture, in determining whether the Holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent or waiver under this Indenture, Notes which are registered in the name of the Association or any other obligor on the Notes or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Association or any other obligor on the Notes shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Notes in regard to which the Trustee shall have received written notice identifying such persons or obligors by name and address which the Trustee knows are so owned shall be so disregarded.

     Section 10.05.  Holders May Revoke Prior Action.
                     -------------------------------

     At any time prior to (but not after) the evidencing to the Trustee or the Association as provided in Section 10.01, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Notes of any series specified in this Indenture in connection with such action, any Holder of a Note of such series which is shown by the evidence to be included in the Notes the Holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office or with the Association if such evidence was provided to the Association, revoke such action so far as concerns such Note. Except as aforesaid any such action taken by the Holder of any Note shall be conclusive and binding upon such Holder and upon all future Holders of such Note and of any Note issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Note. Any action taken by the Holders of the percentage in aggregate principal amount of the Notes of any series specified in this Indenture in connection with such action shall be conclusively binding upon the Association, the Trustee and the Holders of the Notes of such series.


                                 ARTICLE ELEVEN
                                HOLDERS MEETINGS

     Section 11.01.  Purpose of Meetings.
                     -------------------

     A meeting of Holders of the Notes, or of the Notes of any series, may be called at any time and from time to time pursuant to the provisions of this Article Eleven for any of the following purposes:

     (a) to give any notice to the Association or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any Default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article Eight;

     (b) to remove the Trustee and appoint a successor Trustee pursuant to the provisions of Article Nine;

     (c) to consent to the execution of an Indenture or Indentures supplemental hereto pursuant to the provisions of Section 12.02; or

     (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Notes or of any series under any other provision of this Indenture or under applicable law.

     Section 11.02.  Call of Meeting and Notice Required.
                     -----------------------------------

     The Trustee may at any time call a meeting of Holders to take any action specified in Section 11.01, to be held at such time and at such place in the City of Richmond or County of Henrico, Commonwealth of Virginia, as the Trustee shall determine. Notice of every meeting of the Holders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed by ordinary first class mail, postage prepaid, to the Holders of all Outstanding Notes of the series affected, at their last known post office addresses as shown by the Register of the Association or Trustee, not less than twenty nor more than one hundred eight days prior to the date fixed for the meeting.

     Section 11.03.  Request of Trustee to Call Meeting.
                     ----------------------------------

     In case at any time the Association, pursuant to a resolution of its Board of Directors, or the Holders of at least ten per centum (10%) in aggregate principal amount of the Notes or of a particular series then Outstanding, shall have requested the Trustee to call a meeting of Holders to take any action authorized in Section 11.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within twenty days after receipt of such request, then the Association or the Holders of Notes in the amount above specified may determine the time and the place in said City of Richmond or County of Henrico for such meeting and may call such meeting by mailing notice thereof as provided in Section 11.02.

     Section 11.04.  Who May Vote at Meeting.
                     -----------------------

     To be entitled to vote at any meeting of Holders, a person shall be (a) a Holder of one or more Outstanding Notes entitled to vote at the meeting, or (b) a person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Notes entitled to vote at the meeting. The only persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Association and its counsel.

     Section 11.05.  Regulations Made by Trustee.
                     ---------------------------

     Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders in regard to proof of the owning of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, and submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Association or by Holders as provided in Section 11.03, in which case the Association or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Notes represented at the meeting and entitled to vote.

     Subject to the provisions of Section 10.04, at any meeting each Holder or proxy shall be entitled to one vote for each $1,000 or portion thereof in principal amount of Notes held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding; and provided further, that any Holder of a Note or Notes, the aggregate principal amount of which is less than $1,000, shall nevertheless be entitled to one vote. The chairman of the meeting shall have no right to vote except as a Holder or proxy. Any meeting of Holders duly called pursuant to the provisions of Section 11.02 or 11.03 may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

          Section 11.06.  Form of and Recording Vote.
                          --------------------------

     The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or proxies. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was published as provided in Section 11.02. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Association and the other to the Trustee to be preserved by the Trustee, the latter to have attached hereto the ballots voted at the meeting.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                                 ARTICLE TWELVE
                             SUPPLEMENTAL INDENTURES

     Section 12.01.  Supplemental Indentures Without Consent of Holders.
                     --------------------------------------------------

     Without the consent of any Holders, the Association and the Trustee, at any time and from time to time, may enter into indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

     (a) to evidence the succession of another corporation or entity to the Association and the assumption by any such successor of the covenants and obligations of the Association herein and in the Notes and any interest coupons appertaining thereto; or

     (b) to add to the covenants of the Association for the benefit of the Holders of all or any series of Notes (and if such covenants are to be for the benefit of less than all series of Notes, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Association; or

     (c) to add any additional Events of Default with respect to all or any series of Notes; or

     (d) to change or eliminate any of the provisions of this Indenture in respect of one or more series of Notes, provided that any such change or elimination shall become effective only when there is no Note Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

     (e) to establish the form or terms of Notes of any series as permitted by Sections 2.01 and 3.01; or

     (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes pursuant to Section 9.18 and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; or


     (g) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action shall not adversely affect in any material respect the interests of the Holders of Notes of any series and the Trustee may rely on an Opinion of Counsel to that effect; or

     (h) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act or under any similar federal statute subsequently enacted, and to add to this Indenture such other provisions as may be expressly required under the Trust Indenture Act; or

     (i) to enable the issuance of uncertificated Notes and to permit registration, transfer and exchange of notes by book entry.

     Section 12.02.  Supplemental Indentures With Consent of Holders.
                     -----------------------------------------------

     With the consent of the Holders of not less than a majority of the aggregate principal amount of the Outstanding Notes of each series affected by such supplemental indenture (treating all affected series as one series), the Association and the Trustee may enter into an indenture or indentures supplemental hereto to add any provisions to or to change in any manner or eliminate any provisions of this Indenture or of any other indenture supplemental hereto or to modify in any manner the rights of the Holders of Notes of any such series; provided, however, that without the consent of the Holder of each Outstanding Note affected thereby, an amendment under this Section may not:

     (a) change the Stated Maturity of the principal of, or premium, if any, on, or any installment of principal of or premium, if any, or interest on, any such Note, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the manner in which the amount of any principal thereof or premium, if any, or interest thereon is determined, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

     (b) reduce the percentage in principal amount of the Outstanding Notes of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or of certain Defaults hereunder and their consequences) provided for in this Indenture;

     (c) change any obligation of the Association to maintain an office or agency in the places and for the purposes specified in Section 6.02; or

     (d) make any change in this Section 12.02 except to increase any percentage or to provide that certain other provisions of this Indenture cannot be modified or waived with the consent of the Holders of each Outstanding Note affected thereby.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Notes, or which modifies the rights of the Holders of Notes of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Notes of any other series.

     It is not necessary under this Section 12.02 for the Holders to consent to the particular form of any proposed supplemental indenture, but it is sufficient if they consent to the substance thereof.

     Section 12.03.  Compliance with Trust Indenture Act.
                     -----------------------------------

     Every amendment to this Indenture or the Notes of one or more series shall be set forth in a supplemental indenture that complies with the Trust Indenture Act as then in effect.

     Section 12.04.  Execution of Supplemental Indentures.
                     ------------------------------------

     Upon the execution of any supplemental indenture pursuant to the provisions of this Article Twelve, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Association and the Holders of Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     The Trustee, subject to the provisions of Article Nine, may receive and rely upon an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the provisions of this Article Twelve.

     Section 12.05.  Reference in Notes to Supplemental Indentures.
                     ---------------------------------------------


     Notes, including any interest coupons, of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Association shall so determine, new Notes including any interest coupons of any series so modified as to conform, in the opinion of the Association, to any such supplemental indenture may be prepared and executed by the Association and authenticated and delivered as provided for in this Indenture in exchange for Outstanding Notes including any interest coupons of such series.

                                ARTICLE THIRTEEN
                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

     Section 13.01.  Consolidation or Merger of or with Association.
                     ----------------------------------------------

     Nothing contained in this Indenture or in any of the Notes shall prevent any consolidation or merger of the Association with or into any other corporation or entity (whether or not affiliated with the Association), or successive consolidation or mergers in which the Association or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of the property of the Association as an entirety or substantially as an entirety to any other corporation or entity (whether or not affiliated with the Association) authorized to acquire and operate the same; provided, however, and the Association hereby covenants and agrees, that upon any such consolidation, merger, sale or conveyance, the due and punctual payment of the principal of and interest on all the Notes, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Association, shall be expressly assumed, by supplemental indentures satisfactory in form to the Trustee executed and delivered to the Trustee by the corporation or entity formed by such consolidation, or into which the Association shall have been merged, or by the corporation or entity which shall have acquired such property.

     Section 13.02.  Rights and Duties of Successor Corporation or Entity.
                     ----------------------------------------------------


     In case of any such consolidation, merger, sale or conveyance and upon any such assumption by the successor corporation or entity, such successor corporation or entity shall succeed to and be substituted for the Association, with the same effect as if it had been named herein as the Association. Such successor corporation or entity thereupon may cause to be signed, and may issue either in its own name or in the name of Southern States Cooperative, Inc., any or all of the Notes issuable hereunder which theretofore shall not have been signed by and authenticated and delivered by the Association or delivered to the Trustee for authentication; and, upon the order of such successor corporation or entity, instead of the Association, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Notes which previously shall have been signed and delivered by the officers of the Association to the Trustee for authentication, and any Notes which such successor corporation or entity thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under the Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale or conveyance such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

     Nothing contained in this Indenture or in any of the Notes shall prevent the Association from merging into itself any other corporation or entity (whether or not affiliated with the Association) or acquiring by purchase or otherwise all or any part of the property of any other corporation or entity (whether or not affiliated with the Association).

     Section 13.03.  Opinion of Counsel.
                     ------------------

     The Trustee, subject to the provisions of Article Nine, may receive and rely upon an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance, and any such assumption, complies with the provisions of this Article Thirteen.


                                ARTICLE FOURTEEN
                     SATISFACTION, DISCHARGE AND DEFEASANCE

     Section 14.01.  Termination of Association's Obligations Under the
                     --------------------------------------------------
Indenture.
---------

     This Indenture shall upon Association Request cease to be of further effect with respect to Notes of or within any series and any interest coupons appertaining thereto (except as to (i) rights of registration, transfer or exchange of such Notes, (ii) rights of replacement of such Notes which may have been lost, stolen or mutilated as herein expressly provided for, (iii) rights of holders of Notes to receive payments of principal thereof and interest thereon, upon the Stated Maturity thereof (but not upon acceleration), and rights of the Holders to receive mandatory sinking fund payments, if any, (iv) rights of holders of Notes to convert or exchange Notes, (v) rights, obligations, duties and immunities of the Trustee hereunder, (vi) any rights of the Holders of Notes of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and (vii) the obligations of the Association under Section 6.02) and the Trustee, upon payment of all amounts due it under Section 9.10, at the expense of the Association, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Notes and any interest coupons appertaining thereto when:

     (1) either

          (A) all such Notes previously authenticated and delivered and all interest coupons appertaining thereto (other than such Notes and interest coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06) have been delivered for cancellation as provided for in this Indenture or

          (B) all Notes of such series and, in the case of (i) or (ii) below, any interest coupons appertaining thereto not theretofore delivered for cancellation:

                    (i)   have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity within one year, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Association,

and the Association, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Notes and such interest coupons not theretofore delivered for cancellation as provided for in this Indenture, for principal, premium, if any, and interest, with respect thereto, to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

     (2) the Association has paid or caused to be paid all other sums payable hereunder by the Association; and

     (3) the Association has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligation of the Association to the Trustee and any predecessor Trustee under Section 9.10, and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 6.06 and 14.02 shall survive.

     Section 14.02.  Application of Trust Funds.
                     --------------------------

     Subject to the provisions of Section 6.06, all money deposited with the Trustee pursuant to Section 14.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes, the interest coupons appertaining thereto, if any, and this Indenture, to the payment, either directly or through any paying agent (including the Association acting as its own paying agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any and any interest for whose payment such money has been deposited with or received by the Trustee, but such money need not be segregated from other funds except as otherwise provided herein and except to the extent required by law.

     Section 14.03.  Applicability of Defeasance Provisions; Association's
                     -----------------------------------------------------
Option to Effect Defeasance or Covenant Defeasance.
---------------------------------------------------

     Except as otherwise specified as contemplated by Section 3.01 for the Notes of any series, the provisions of Sections 14.04 through 14.09 inclusive, with such modifications thereto as may be specified pursuant to Section 3.01 with respect to any series of Notes, shall be applicable to the Notes and any interest coupons appertaining thereto.

     Section 14.04.  Defeasance and Discharge.
                     ------------------------

     On and after the date on which the conditions set forth in Section 14.06 are satisfied with respect to the Notes of or within any series, the Association shall be deemed to have paid and been discharged from its obligations with respect to such Notes and any interest coupons appertaining thereto (hereinafter "defeasance"). For this purpose, such defeasance means that the Association shall be deemed to have paid and discharged the entire indebtedness represented by such Notes and any interest coupons appertaining thereto which shall thereafter be deemed to be "Outstanding" only for the purposes of Sections 3.04, 3.05, 3.06, 6.02, 6.06, 14.07 and 14.09 and to have satisfied all its other obligations under such Notes and any interest coupons appertaining thereto and this Indenture insofar as such Notes and any interest coupons appertaining thereto are concerned (and the Trustee, upon payment of all amounts due it under Section 9.10, at the expense of the Association, shall on an Association Order execute proper instruments acknowledging the same). Subject to compliance with this Article Fourteen, the Association may defease the Notes of any series and any interest coupons appertaining thereto under this Section 14.04 notwithstanding a prior covenant defeasance (as defined herein) under Section
14.05 with respect to such Notes and any interest coupons appertaining thereto. Following a defeasance, payment of such Notes may not be accelerated because of an Event of Default.

     Section 14.05.  Covenant Defeasance.
                     -------------------

     On and after the date on which the conditions set forth in Section 14.06 are satisfied with respect to the Notes of or within any series, (i) the Association shall be released from its obligations under Section 6.01 and, if specified pursuant to Section 3.01, its obligations under any other covenant, with respect to such Notes and any interest coupons appertaining thereto and
(ii) the occurrence of any event specified in Sections 8.01(e) or 8.01(f) (in each case, with respect to any of the obligations described in clause (i) above) or 8.01(a) or 8.01(b) shall be deemed not to be or result in a Default or Event of Default (hereinafter, "covenant defeasance"), and such Notes and any interest coupons appertaining thereto shall thereafter be deemed to be not "Outstanding" for the purposes of any request, demand, authorization, direction, notice, waiver, consent or declaration of Holders (and the consequences of any thereof) in connection with Section 6.01, such other covenant specified pursuant to
Section 3.01, or Sections 8.01(e) or 8.01(f) (in each case, with respect to any of the obligations described in clause (i) above) or Sections 8.01(a) or 8.01(b), but shall continue to be deemed

"Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Notes and any interest coupons appertaining thereto, the Association may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Sections 8.01(a), 8.01(b), 8.01(e), or 8.01(f) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Notes and any interest coupons appertaining thereto shall be unaffected thereby.

     Section 14.06.  Conditions to Defeasance or Covenant Defeasance.
                     -----------------------------------------------

     The following shall be the conditions to application of either Section
14.04 or Section 14.05 to the then Outstanding Notes of or within a series:

     (a) The Association shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.03 who shall agree to comply with the provisions of Sections 14.03 through 14.09 inclusive and Section 6.06 applicable to the Trustee, for purposes of such sections also a "Trustee") as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Notes and any interest coupons appertaining thereto, (A) money in an amount, or (B) Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in an amount sufficient in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written opinion with respect thereto delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge,
(x) the principal of (premium, if any) and each installment of interest, if any, on the Outstanding Notes and any interest coupons appertaining thereto on the Stated Maturity of such principal or installment of interest and (y) any mandatory sinking fund payments applicable to such Notes on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Notes and any interest coupons appertaining thereto.

     (b) In the case of an election under Section 14.04, the Association shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Association has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Notes and any interest coupons appertaining thereto will not recognize gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

     (c) In the case of an election under Section 14.05, the Association shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Notes and any interest coupons appertaining thereto will not recognize gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred.

     (d) The Association shall have delivered to the Trustee an Officer's Certificate to the effect that the Notes, if then listed on any securities exchange or approved for trading in any automated quotation system, will not be delisted or disapproved for such trading as a result of such deposit.




     (e) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as Sections 8.01(c) or 8.01(d) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period)

     (f) The Association shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 14.04 or the covenant defeasance under Section 14.05 (as the case may be) have been complied with.

     (g) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended from time to time, or such trust shall be registered under such act or exempt from registration thereunder.

     (h) Such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Association in connection therewith as contemplated by Section 3.01.

     Section 14.07.  Deposited Money and Government Obligations to Be Held in
                     --------------------------------------------------------
Trust.
-----

     Subject to the provisions of Section 6.06, all money and Government Obligations (or other property as may be provided pursuant to Section 3.01) (including the proceeds thereof) deposited with the Trustee pursuant to Section
14.06 in respect of any Notes of any series and any interest coupons appertaining thereto shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and any interest coupons appertaining thereto and this Indenture, to the payment, either directly or through any paying agent (including the Association acting as its own paying agent) as the Trustee may determine, to the Holders of such Notes and any interest coupons appertaining thereto of all sums due and to become due thereon in respect of principal, premium, if any, and interest, if any, but such money need not be segregated from other funds except as provided herein and except to the extent required by law.

     Section 14.08.  Repayment to Association.
                     ------------------------

     Subject to the delivery by the Association of any written certification required by the last paragraph of this Section 14.08, the Trustee (and any paying agent) shall promptly pay to the Association upon Association Request any excess money or securities held by them at any time.

     The provisions of Section 6.06 shall apply to any money or securities held by the Trustee or any paying agent under this Article Fourteen that remain unclaimed for two years after the Maturity of any series of Notes for which money or securities have been deposited pursuant to Section 14.06(a).

     Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Association from time to time upon Association Request any money or Government Obligations held by it as provided in Section 14.06 with respect to any Notes which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the defeasance or covenant defeasance, as the case may be, with respect to such Notes.

     Section 14.09.  Indemnity for Government Obligations.
                     ------------------------------------

     The Association shall pay, and shall indemnify the Trustee against, any tax, fee or other charge imposed on or assessed against Government Obligations deposited pursuant to this Article or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Notes.

     Section 14.10.  Reinstatement.
                     -------------

     If the Trustee (or paying agent) is unable to apply any money or Government Obligations in accordance with Section 14.06 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Association's obligations under this Indenture and the Notes shall be revived and reinstated, with present and prospective effect, as though no deposit had occurred pursuant to Section 14.06, until such time as the Trustee (or paying agent) is permitted to apply all such money or Government Obligations in accordance with Section 14.06; provided, however, that if the Association makes any payment to the Trustee (or paying agent) of principal, premium, if any, or interest on any Note following the reinstatement of its obligations, the Trustee (or paying agent) shall promptly pay any such amount to the Holders of the Notes and the Association shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money and Government Obligations held by the Trustee (or paying agent)


                                 ARTICLE FIFTEEN
                           IMMUNITY OF INCORPORATORS,
                  STOCKHOLDERS, MEMBERS, OFFICERS AND DIRECTORS

     Section 15.01.  No Recourse.
                     -----------

     No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Note, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, member, officer or director, as such, past, present or future, of the Association or of any successor corporation, either directly or through the Association, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, members, officers or directors, as such of the Association or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Notes or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, member, officer or director, as such because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Notes or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Notes.


                                 ARTICLE SIXTEEN
                            MISCELLANEOUS PROVISIONS

     Section 16.01.  Covenants of Association Bind its Successors and Assigns.
                     --------------------------------------------------------

     All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Association shall bind its successors and assigns, whether so expressed or not.

     Section 16.02.  Acts by Successor Corporation.
                     -----------------------------

     Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Association shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Association.

     Section 16.03.  Surrender of Rights and Powers Reserved to Association.
                     ------------------------------------------------------

     The Association by instrument in writing executed by authority of two-thirds of its Board of Directors and delivered to the Trustee may surrender any of the powers or rights reserved to the Association and thereupon such powers or rights so surrendered shall terminate both as to the Association and as to any successor corporation.

     Section 16.04.  Service of Notice on Association.
                     --------------------------------

     Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Notes to or on the Association may be given or served by being deposited postage prepaid in a post office letter box addressed (until another address is filed by the Association with the Trustee pursuant to Section 6.02), as follows:

                      Southern States Cooperative, Inc.
                      Attention: Chief Financial Officer
                      P.O. Box 26234
                      Richmond, Virginia  23230

     Any notice, direction, request or demand by any Holder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, upon receipt by a Responsible Officer at the Corporate Trust Office of the Trustee.

     Section 16.05.  Indenture Governed by Laws of Virginia.
                     --------------------------------------

     This indenture, the securities and any interest coupons appertaining thereto shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

     Section 16.06.  Officers' Certificate and Opinion of Counsel.
                     --------------------------------------------

     Upon any application or demand by the Association to the Trustee to take any action under any of the provisions of this Indenture, the Association shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provisions of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

     Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that each individual or firm signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of each such individual or firm, he has or they have made such examination or investigation as is necessary to enable him or them to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such individual or firm, such condition or covenant has been complied with.

     Section 16.07.  Due Date on Saturday, Sunday or Legal Holiday.
                     ---------------------------------------------

     In any case where the date of maturity of interest on or principal of the Notes or the date fixed for redemption of any Note shall be a Saturday or Sunday or shall, in the County of Henrico, Commonwealth of Virginia, be a legal holiday or a day on which banking institutions are authorized by law to close, then payment of interest or principal need not be made on such date, but in any such case may be made on the next succeeding day not a Saturday, Sunday or a legal holiday or a day on which banking institutions are authorized by law to close with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

     Section 16.08.  Conflict with Trust Indenture Act.
                     ---------------------------------

     This Indenture is subject to the Trust Indenture Act and if any provision hereof limits, qualifies or conflicts with the Trust Indenture Act, the Trust Indenture Act shall control. Whether or not this Indenture is required to be qualified under the Trust Indenture Act, the provisions of the Trust Indenture Act required to be included in an indenture in order for such indenture to be so qualified shall be deemed to be included in this Indenture with the same effect as if such provisions were set forth herein and any provisions hereof which may not be included in an indenture which is so qualified shall be deemed to be deleted or modified to the extent such provisions would be required to be deleted or modified in an indenture so qualified.

     Section 16.09.  Indenture Executed in Counterparts.
                     ----------------------------------

     This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, Southern States Cooperative, Incorporated, has caused this Indenture to be signed and acknowledged by its Senior Vice President and Chief Financial Officer, and its corporate seal to be affixed hereunto, and the same to be attested by its Secretary; and First Union National Bank, as Trustee, has caused this Indenture to be signed and acknowledged by one of its Vice Presidents, and its corporate seal to be affixed hereunto, and the same to be attested by its Secretary or Assistant Secretary. Executed and delivered in the County of Henrico, Commonwealth of Virginia, on ____________, 2000.

     (Corporate Seal)                 SOUTHERN STATES COOPERATIVE, INCORPORATED



                                      --------------------------------------
                                      Name:
                                      Title:


     (Corporate Seal)                 FIRST UNION NATIONAL BANK,
                                      not in its individual capacity but solely as Trustee


                                      --------------------------------------
                                      Name:
                                      Title:

COMMONWEALTH OF VIRGINIA
COUNTY OF


     On this _______ day of __________, 2000, before me personally appeared ___________________ to be personally known, who, being by me duly sworn, did say that he is the ____________________of Southern States Cooperative, Incorporated, County of Henrico, Virginia, that the seal affixed to this instrument is the corporate seal of said corporation and that the said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and said __________________________ acknowledged said instrument to be the free act and deed of said corporation.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in ______________, Virginia, the day and year last above written.



(Notarial Seal)


My commission expires:



COMMONWEALTH OF VIRGINIA
COUNTY OF

     On this _________ day of _______________, 2000, before me personally appeared ______________________, to me personally known, who, being by me duly sworn, did say that he is a Vice President assigned to the Trust Division of First Union National Bank, that the seal affixed to this instrument is the corporate seal of said corporation, and that the said instrument was signed and sealed in behalf of said corporation by authority of its board of directors and said ______________________ acknowledged said instrument to be the free act and deed of said corporation.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in ______________, Virginia, the day and year last above written.


   (Notarial Seal)


My commission expires

                                                                       EXHIBIT A
                                                                       ---------

NOTE NUMBER:    6MOA-_______________

PRINCIPAL AMOUNT: $_________________

                    SOUTHERN STATES COOPERATIVE, INCORPORATED

                            Richmond, Virginia 23230


                                  SENIOR NOTE,
                               SIX-MONTH, SERIES A
                             (Standard Certificate)



-------------------------------------      -------------------------------------
              Name                               Date of Original Issuance


-------------------------------------      -------------------------------------
       Street or P.O. Box                              Maturity Date


-------------------------------------      -------------------------------------
City                            State                  Interest Rate


                           THIS NOTE IS NON-NEGOTIABLE


     Southern States Cooperative, Incorporated, a Virginia agricultural cooperative association ("Southern States," which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to the owner named above or registered assigns (the "Holder"), the principal amount shown above on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date), and to pay interest thereon from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance of this Note (the "Date of Original Issuance") at the interest rate per annum specified above (the "Interest Rate"), computed on the basis of a 365-day year, until the principal hereof is paid or duly made available for payment, and to pay interest on overdue principal and, to the extent permitted by law, overdue interest, at the Interest Rate. Payment of principal and interest shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Payment will be made at maturity only upon presentation and surrender of this Note to Southern States or any other designated paying agent.

     Interest is payable at maturity or at the date of redemption if redeemed prior to maturity. If the Maturity Date (or date of redemption or repayment) falls on a day which is not a business day, principal or interest payable with respect to such Maturity Date (or date of redemption or repayment) will be paid on the next succeeding business day with the same force and effect as if made on such Maturity Date (or date of redemption or repayment), as the case may be, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date (or any date of redemption or repayment).

     This Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed in accordance with the Indenture.

ISSUED THIS                     DAY OF                      , 20__

ATTEST:                                    SOUTHERN STATES COOPERATIVE,
                                           INCORPORATED

SECRETARY_____________________             BY PRESIDENT ______________________


Certificate of Authentication

This is one of the Notes described in the Indenture mentioned on the back hereof.



                        By_____________________________________________
                                      Authorized Signature

                       REVERSE SIDE OF SIX-MONTH, SERIES A
                             (Standard Certificate)


     This Note is one of a duly authorized issue of securities (hereinafter called the "Notes") of Southern States issued and to be issued under an Indenture dated as of __________, 2000 (herein called the "Indenture") between Southern States and First Union National Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto and any Officers' Certificate (as defined in the Indenture) setting forth the terms of this series of Notes reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of Southern States, the Trustee and the Holders and the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes of this series may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption or repayment provisions and may otherwise vary and are entitled to the benefits of the Indenture.

     Any interest which is payable, but is not punctually paid or duly provided for, on any interest payment date and, to the extent permitted by law, interest on such defaulted interest at the Interest Rate (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") will not be payable to the Holder on the applicable record date; and such Defaulted Interest may be paid by Southern States, at its election in each case, in the time and manner as provided for in the Indenture.

     Payment of the principal of and interest on this Note will be made at the office or agency of [________] in [_________, ___________]; provided, however, that at the option of the Holder, payment may be made by check mailed to the address of the person entitled thereto as such address will appear in the Register or by electronic funds transfer or similar means to an account maintained by the person entitled thereto as specified in the Register.


     If an Event of Default (as defined in the Indenture) with respect to the Notes shall occur and be continuing, the Trustee or the Holders of not less than 25% in principal amount of the Notes then outstanding of the affected series may declare the principal of and accured interest on all of the Notes then outstanding of such series due and payable in the manner and with the effect and subject to the conditions provided in the Indenture. Upon certain events of bankruptcy, insolvency or reorganization of Southern States, the principal of and accrued interest on all of the Notes shall become due and payable without any declaration by the Trustee or the Holders.

     The Indenture contains provisions permitting Southern States and the Trustee to enter into one or more supplemental indentures under certain situations without the consent of the Holders of any of the Notes. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of Southern States and the rights of the Holders of the Notes of each series under the Indenture to be affected at any time by Southern States and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Notes (as defined in the Indenture) of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Notes of each series under the Indenture, on behalf of the Holders of all Notes of such series, to waive compliance by Southern States with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of Southern States, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places, and rate, and in the coin or currency, herein prescribed.

     This Note cannot be called for redemption by Southern States any time prior to maturity.

     Subject to the conditions hereinafter set forth, this Note may be redeemed without penalty at the option of the Holder.

          (1) Redemption will be made in the case of death of Holder upon written request and delivery of satisfactory proof of death and other documentation and in accordance with applicable laws.

          (2) In addition, if this Note is held in an Individual Retirement Account (an "IRA") established under Section 408 of the Internal Revenue Code of 1986, as amended (the "IRC"), Southern States will redeem this Note, upon written request, to the extent necessary to satisfy mandatory withdrawals from the IRA which are required by the IRC. Such redemption will be made only upon sufficient proof to Southern States that a mandatory withdrawal from the IRA is required.


The Holder may redeem this Note prior to maturity for reasons other than death or mandatory IRA withdrawal subject to a penalty. The penalty will be equal to three months interest.

     Redemption prior to maturity will be made, subject to the aforementioned conditions, upon the surrender of this Note to Southern States, or any other designated paying agent, properly endorsed and accompanied by written request for early redemption. Redemption prior to maturity will be made at the face value of this Note plus accrued interest to the date of redemption. Amounts available for redemption prior to maturity are not set aside in a separate fund.

     As provided in the Indenture, and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Register upon surrender of this Note for registration of transfer at the office or agency of Southern States, in Richmond, Virginia, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Southern States duly executed by the Holder or by his attorney duly authorized in writing, and thereupon one or more new Notes of this series having the same terms as this Note, of authorized denominations, having the same terms and conditions and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form, without coupons. As provided in the Indenture, and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes having the same terms as this Note of different authorized denominations, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange of Notes, but Southern States may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.


     Prior to due presentment of this Note for registration for transfer, Southern States, the Trustee and any agent of Southern States or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither Southern States, the Trustee nor any such agent shall be affected by notice to the contrary.


     All such terms used in this Note which are defined in the Indenture shall have the meaning designated to them in the Indenture and all references in the Indenture to "Note" or "Notes" shall be deemed to include the Notes.

     For value received, I, we and each of us hereby sell, assign and transfer the within Note and the indebtedness evidenced thereby to

                       ----------------------------------
                                      Name

                      ------------------------------------
                                     Address

         THIS ASSIGNMENT WILL BECOME EFFECTIVE ONLY WHEN MADE AND ENTERED ON THE BOOKS OF SOUTHERN STATES COOPERATIVE, INCORPORATED.


Date:________________                             Signed: ______________________

Endorsement:                                              ______________________

                                                                       EXHIBIT B
                                                                       ---------

NOTE NUMBER: 6MOB-_______________

PRINCIPAL AMOUNT: $_________________

                   SOUTHERN STATES COOPERATIVE, INCORPORATED

                           Richmond, Virginia 23230

                                 SENIOR NOTE,
                              SIX-MONTH, SERIES B
                              (Large Certificate)



--------------------------------------    --------------------------------------
               Name                              Date of Original Issuance


--------------------------------------    --------------------------------------
        Street or P.O. Box                             Maturity Date


--------------------------------------    --------------------------------------
City                             State                 Interest Rate


                           THIS NOTE IS NON-NEGOTIABLE


     Southern States Cooperative, Incorporated, a Virginia agricultural cooperative association ("Southern States," which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to the owner named above or registered assigns (the "Holder"), the principal amount shown above on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date), and to pay interest thereon from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance of this Note (the "Date of Original Issuance") at the interest rate per annum specified above (the "Interest Rate"), computed on the basis of a 365-day year, until the principal hereof is paid or duly made available for payment, and to pay interest on overdue principal and, to the extent permitted by law, overdue interest, at the Interest Rate. Payment of principal and interest shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Payment will be made at maturity only upon presentation and surrender of this Note to Southern States or any other designated paying agent.

     Interest is payable at maturity or at the date of redemption if redeemed prior to maturity. If the Maturity Date (or date of redemption or repayment) falls on a day which is not a business day, principal or interest payable with respect to such Maturity Date (or date of redemption or repayment) will be paid on the next succeeding business day with the same force and effect as if made on such Maturity Date (or date of redemption or repayment), as the case may be, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date (or any date of redemption or repayment).

     This Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed in accordance with the Indenture.

ISSUED THIS             DAY OF                 , 20__

ATTEST:                                      SOUTHERN STATES COOPERATIVE,
                                             INCORPORATED

SECRETARY _______________________            BY PRESIDENT___________________


Certificate of Authentication

This is one of the Notes described in the Indenture mentioned on the back hereof.




                      By_____________________________________
                                  Authorized Signature

                       REVERSE SIDE OF SIX-MONTH, SERIES B
                               (Large Certificate)


     This Note is one of a duly authorized issue of securities (hereinafter called the "Notes") of Southern States issued and to be issued under an Indenture dated as of __________, 2000 (herein called the "Indenture") between Southern States and First Union National Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto and any Officers' Certificate (as defined in the Indenture) setting forth the terms of this series of Notes reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of Southern States, the Trustee and the Holders and the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes of this series may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption or repayment provisions and may otherwise vary and are entitled to the benefits of the Indenture.

     Any interest which is payable, but is not punctually paid or duly provided for, on any interest payment date and, to the extent permitted by law, interest on such defaulted interest at the Interest Rate (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") will not be payable to the Holder on the applicable record date; and such Defaulted Interest may be paid by Southern States, at its election in each case, in the time and manner as provided for in the Indenture.

     Payment of the principal of and interest on this Note will be made at the office or agency of [________] in [_________, ___________]; provided, however, that at the option of the Holder payment may be made by check mailed to the address of the person entitled thereto as such address will appear in the Register or by electronic funds transfer or similar means to an account maintained by the person entitled thereto as specified in the Register.


     If an Event of Default (as defined in the Indenture) with respect to the Notes shall occur and be continuing, the Trustee or the Holders of not less than 25% in principal amount of the Notes then outstanding of the affected series may declare the principal of and accrued interest on all of the Notes then outstanding of such series due and payable in the manner and with the effect and subject to the conditions provided in the Indenture. Upon certain events of bankruptcy, insolvency or reorganization of Southern States, the principal of and accrued interest on all of the Notes shall become due and payable without any declaration by the Trustee or the Holders.

     The Indenture contains provisions permitting Southern States and the Trustee to enter into one or more supplemental indentures under certain situations without the consent of the Holders of any of the Notes. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of Southern States and the rights of the Holders of the Notes of each series under the Indenture to be affected at any time by Southern States and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Notes (as defined in the Indenture) of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Notes of each series under the Indenture, on behalf of the Holders of all Notes of such series, to waive compliance by Southern States with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of Southern States, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places, and rate, and in the coin or currency, herein prescribed.


     This Note cannot be called for redemption by Southern States any time prior to maturity.

     Subject to the conditions hereinafter set forth, this Note may be redeemed without penalty at the option of the Holder.

               (1) Redemption will be made in the case of death of Holder upon written request and delivery of satisfactory proof of death and other documentation and in accordance with applicable laws.

               (2) In addition, if this Note is held in an Individual Retirement Account (an "IRA") established under Section 408 of the Internal Revenue Code of 1986, as amended (the "IRC"), Southern States will redeem this Note, upon written request, to the extent necessary to satisfy mandatory withdrawals from the IRA which are required by the IRC. Such redemption will be made only upon sufficient proof to Southern States that a mandatory withdrawal from the IRA is required.


The Holder may redeem this Note prior to maturity for reasons other than death or mandatory IRA withdrawal subject to a penalty. The penalty will be equal to three months interest.

     Redemption prior to maturity will be made, subject to the aforementioned conditions, upon the surrender of this Note to Southern States, or any other designated paying agent properly endorsed and accompanied by written request for early redemption. Redemption prior to maturity will be made at the face value of this Note plus accrued interest to the date of redemption. Amounts available for redemption prior to maturity are not set aside in a separate fund.

     As provided in the Indenture, and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Register upon surrender of this Note for registration of transfer at the office or agency of Southern States, in Richmond, Virginia, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Southern States duly executed by the Holder or by his attorney duly authorized in writing, and thereupon one or more new Notes of this series having the same terms as this Note, of authorized denominations, having the same terms and conditions and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form, without coupons. As provided in the Indenture, and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes having the same terms as this Note of different authorized denominations, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange of Notes, but Southern States may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.


     Prior to due presentment of this Note for registration for transfer, Southern States, the Trustee and any agent of Southern States or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither Southern States, the Trustee nor any such agent shall be affected by notice to the contrary.

     All such terms used in this Note which are defined in the Indenture shall have the meaning designated to them in the Indenture and all references in the Indenture to "Note" or "Notes" shall be deemed to include the Notes.

     For value received, I, we and each of us hereby sell, assign and transfer the within Note and the indebtedness evidenced thereby to

                       ----------------------------------
                                      Name

                      ------------------------------------
                                     Address



         THIS ASSIGNMENT WILL BECOME EFFECTIVE ONLY WHEN MADE AND ENTERED ON THE BOOKS OF SOUTHERN STATES COOPERATIVE, INCORPORATED.


Date:________________                            Signed: _______________________

Endorsement:                                             _______________________

                                                                       EXHIBIT C
                                                                       ---------

NOTE NUMBER:      6MOC-_____________

PRINCIPAL AMOUNT: $_________________

                    SOUTHERN STATES COOPERATIVE, INCORPORATED

                            Richmond, Virginia 23230


                                  SENIOR NOTE,
                               SIX-MONTH, SERIES C
                               (Jumbo Certificate)


_____________________________________      _____________________________________
              Name                              Date of Original Issuance


_____________________________________      _____________________________________
       Street or P. O. Box                            Maturity Date

_____________________________________      _____________________________________
City                            State                 Interest Rate


                           THIS NOTE IS NON-NEGOTIABLE


     Southern States Cooperative, Incorporated, a Virginia agricultural cooperative association ("Southern States," which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to the owner named above or registered assigns (the "Holder"), the principal amount shown above on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date), and to pay interest thereon from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance of this Note (the "Date of Original Issuance") at the interest rate per annum specified above (the "Interest Rate"), computed on the basis of a 365-day year, until the principal hereof is paid or duly made available for payment, and to pay interest on overdue principal and, to the extent permitted by law, overdue interest, at the Interest Rate. Payment of principal and interest shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Payment will be made at maturity only upon presentation and surrender of this Note to Southern States or any other designated paying agent.

     Interest is payable at maturity or at the date of redemption if redeemed prior to maturity. If the Maturity Date (or date of redemption or repayment) falls on a day which is not a business day, principal or interest payable with respect to such Maturity Date (or date of redemption or repayment) will be paid on the next succeeding business day with the same force and effect as if made on such Maturity Date (or date of redemption or repayment), as the case may be, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date (or any date of redemption or repayment).

     This Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed in accordance with the Indenture.

ISSUED THIS               DAY OF                       , 20__

ATTEST:                                SOUTHERN STATES COOPERATIVE, INCORPORATED

SECRETARY ______________________       BY PRESIDENT __________________________


Certificate of Authentication

This is one of the Notes described in the Indenture mentioned on the back hereof.




                               By __________________________
                                     Authorized Signature

                       REVERSE SIDE OF SIX-MONTH, SERIES C
                               (Jumbo Certificate)


     This Note is one of a duly authorized issue of securities (hereinafter called the "Notes") of Southern States issued and to be issued under an Indenture dated as of __________, 2000 (herein called the "Indenture") between Southern States and First Union National Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto and any Officers' Certificate (as defined in the Indenture) setting forth the terms of this series of Notes reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of Southern States, the Trustee and the Holders and the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes of this series may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption or repayment provisions and may otherwise vary and are entitled to the benefits of the Indenture.

     Any interest which is payable, but is not punctually paid or duly provided for, on any interest payment date and, to the extent permitted by law, interest on such defaulted interest at the Interest Rate (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") will not be payable to the Holder on the applicable record date; and such Defaulted Interest may be paid by Southern States, at its election in each case, in the time and manner as provided for in the Indenture.

     Payment of the principal of and interest on this Note will be made at the office or agency of [________] in [_________, ___________]; provided, however, that at the option of the Holder payment may be made by check mailed to the address of the person entitled thereto as such address will appear in the Register or by electronic funds transfer or similar means to an account maintained by the person entitled thereto as specified in the Register.


     If an Event of Default (as defined in the Indenture) with respect to the Notes shall occur and be continuing, the Trustee or the Holders of not less than 25% in principal amount of the Notes then outstanding of the affected series may declare the principal of and accrued interest on all of the Notes then outstanding of such series due and payable in the manner and with the effect and subject to the conditions provided in the Indenture. Upon certain events of bankruptcy, insolvency or reorganization of Southern States, the principal of and accrued interest on all of the Notes shall become due and payable without any declaration by the Trustee or the Holders.

     The Indenture contains provisions permitting Southern States and the Trustee to enter into one or more supplemental indentures under certain situations without the consent of the Holders of any of the Notes. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of Southern States and the rights of the Holders of the Notes of each series under the Indenture to be affected at any time by Southern States and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Notes (as defined in the Indenture) of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Notes of each series under the Indenture, on behalf of the Holders of all Notes of such series, to waive compliance by Southern States with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of Southern States, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places, and rate, and in the coin or currency, herein prescribed.


     This Note cannot be called for redemption by Southern States any time prior to maturity.

     Subject to the conditions hereinafter set forth, this Note may be redeemed without penalty at the option of the Holder.

               (1) Redemption will be made in the case of death of Holder upon written request and delivery of satisfactory proof of death and other documentation and in accordance with applicable laws.

               (2) In addition, if this Note is held in an Individual Retirement Account (an "IRA") established under Section 408 of the Internal Revenue Code of 1986, as amended (the "IRC"), Southern States will redeem this Note, upon written request, to the extent necessary to satisfy mandatory withdrawals from the IRA which are required by the IRC. Such redemption will be made only upon sufficient proof to Southern States that a mandatory withdrawal from the IRA is required.


The Holder may redeem this Note prior to maturity for reasons other than death or mandatory IRA withdrawal subject to a penalty. The penalty will be equal to three months interest.

     Redemption prior to maturity will be made, subject to the aforementioned conditions, upon the surrender of this Note to Southern States, or any other designated paying agent, properly endorsed and accompanied by written request for early redemption. Redemption prior to maturity will be made at the face value of this Note plus accrued interest to the date of redemption. Amounts available for redemption prior to maturity are not set aside in a separate fund.

     As provided in the Indenture, and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Register upon surrender of this Note for registration of transfer at the office or agency of Southern States, in Richmond, Virginia, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Southern States duly executed by the Holder or by his attorney duly authorized in writing, and thereupon one or more new Notes of this series having the same terms as this Note, of authorized denominations, having the same terms and conditions and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form, without coupons. As provided in the Indenture, and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes having the same terms as this Note of different authorized denominations, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange of Notes, but Southern States may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.


     Prior to due presentment of this Note for registration for transfer, Southern States, the Trustee and any agent of Southern States or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither Southern States, the Trustee nor any such agent shall be affected by notice to the contrary.


     All such terms used in this Note which are defined in the Indenture shall have the meaning designated to them in the Indenture and all references in the Indenture to "Note" or "Notes" shall be deemed to include the Notes.

     For value received, I, we and each of us hereby sell, assign and transfer the within Note and the indebtedness evidenced thereby to

                       ----------------------------------
                                      Name

                      ------------------------------------
                                     Address


     THIS ASSIGNMENT WILL BECOME EFFECTIVE ONLY WHEN MADE AND ENTERED ON THE BOOKS OF SOUTHERN STATES COOPERATIVE, INCORPORATED.


Date:________________                       Signed: _______________________

Endorsement:                                        _______________________

                                                                       EXHIBIT D
                                                                       ---------


NOTE NUMBER:   1YRD-_______________

PRINCIPAL AMOUNT: $________________

                    SOUTHERN STATES COOPERATIVE, INCORPORATED

                            Richmond, Virginia 23230


                                  SENIOR NOTE,
                               ONE-YEAR, SERIES D
                             (Standard Certificate)


_________________________________          __________________________________
              Name                              Date of Original Issuance


_________________________________          __________________________________
       Street or P.O. Box                             Maturity Date

_________________________________          __________________________________
City                        State                     Interest Rate


                           THIS NOTE IS NON-NEGOTIABLE


     Southern States Cooperative, Incorporated, a Virginia agricultural cooperative association ("Southern States," which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to the owner named above or registered assigns (the "Holder"), the principal amount shown above on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date), and to pay interest thereon from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance of this Note (the "Date of Original Issuance") at the interest rate per annum specified above (the "Interest Rate"), computed on the basis of a 365-day year, until the principal hereof is paid or duly made available for payment, and to pay interest on overdue principal and, to the extent permitted by law, overdue interest, at the Interest Rate. Payment of principal and interest shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Payment will be made at maturity only upon presentation and surrender of this Note to Southern States or any other designated paying agent.

     Interest is payable at the option of the purchaser, made at the time of original issuance in one of the following ways: (i) quarterly on January 1, April 1, July 1, and October 1 to Holders of record on the last preceding December 15, March 15, June 15, and September 15 respectively (or, in the case of the first interest payment date, if originally issued between the record date and the payment date, to the Holder on the Date of Original Issuance except that in the case of original issuance made on or after the 15th of March, June, September and December and prior to the first day of the next succeeding month, interest from the date of original issuance through the end of the month in which the purchase was made will be paid at the time of and together with the next quarterly interest payment); or (ii) at maturity or at the date of redemption if redeemed prior to maturity, compounded quarterly, on March 31, June 30, September 30 and December 31 at the Interest Rate. A Holder may change his election regarding the method of interest payment at any time by providing written notice to Southern States. Southern States shall have the right at any time by notice to the Holder to terminate any obligation to continue retaining the interest of any Holder. Such termination shall be effective as of the opening of business on the day following the first interest compounding date after such notice is mailed to the Holder and the Holder will be paid all interest then accrued and unpaid to the Holder on the effective date. If the Maturity Date (or date of redemption or repayment) or an interest payment date falls on a day which is not a business day, principal or interest payable with respect to such Maturity Date (or date of redemption or repayment) or interest payment date will be paid on the next succeeding business day with the same force and effect as if made on such Maturity Date (or date of redemption or repayment) or interest payment date, as the case may be, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date (or any date of redemption or repayment) or interest payment date.

     This Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed in accordance with the Indenture.

ISSUED THIS              DAY OF                    , 20__

ATTEST:                                SOUTHERN STATES COOPERATIVE, INCORPORATED

SECRETARY _________________________    BY PRESIDENT ____________________________


Certificate of Authentication

This is one of the Notes described in the Indenture mentioned on the back hereof.



                             By _______________________________
                                     Authorized Signature

                       REVERSE SIDE OF ONE-YEAR, SERIES D
                             (Standard Certificate)


     This Note is one of a duly authorized issue of securities (hereinafter called the "Notes") of Southern States issued and to be issued under an Indenture dated as of __________, 2000 (herein called the "Indenture") between Southern States and First Union National Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto and any Officers' Certificate (as defined in the Indenture) setting forth the terms of this series of Notes reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of Southern States, the Trustee and the Holders and the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes of this series may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption or repayment provisions and may otherwise vary and are entitled to the benefits of the Indenture.

     Any interest which is payable, but is not punctually paid or duly provided for, on any interest payment date and, to the extent permitted by law, interest on such defaulted interest at the Interest Rate (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") will not be payable to the Holder on the applicable record date; and such Defaulted Interest may be paid by Southern States, at its election in each case, in the time and manner as provided for in the Indenture.

     Payment of the principal of and interest on this Note will be made at the office or agency of [________] in [_________, ___________]; provided, however, that at the option of the Holder payment may be made by check mailed to the address of the person entitled thereto as such address will appear in the Register or by electronic funds transfer or similar means to an account maintained by the person entitled thereto as specified in the Register.

     If an Event of Default (as defined in the Indenture) with respect to the Notes shall occur and be continuing, the Trustee or the Holders of not less than 25% in principal amount of the Notes then outstanding of the affected series may declare the principal of and accrued interest on all of the Notes then outstanding of such series due and payable in the manner and with the effect and subject to the conditions provided in the Indenture. Upon certain events of bankruptcy, insolvency or reorganization of Southern States, the principal of and accrued interest on all of the Notes shall become due and payable without any declaration by the Trustee or the Holders.

     The Indenture contains provisions permitting Southern States and the Trustee to enter into one or more supplemental indentures under certain situations without the consent of the Holders of any of the Notes. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of Southern States and the rights of the Holders of the Notes of each series under the Indenture to be affected at any time by Southern States and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Notes (as defined in the Indenture) of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Notes of each series under the Indenture, on behalf of the Holders of all Notes of such series, to waive compliance by Southern States with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of Southern States, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places, and rate, and in the coin or currency, herein prescribed.

     This Note cannot be called for redemption by Southern States any time prior to maturity.

Subject to the conditions hereinafter set forth, this Note may be redeemed without penalty at the option of the Holder.

               (1) Redemption will be made in the case of death of Holder upon written request and delivery of satisfactory proof of death and other documentation and in accordance with applicable laws.

               (2) In addition, if this Note is held in an Individual Retirement Account (an "IRA") established under Section 408 of the Internal Revenue Code of 1986, as amended (the "IRC"), Southern States will redeem this Note, upon written request, to the extent necessary to satisfy mandatory withdrawals from the IRA which are required by the IRC. Such redemption will be made only upon sufficient proof to Southern States that a mandatory withdrawal from the IRA is required.


The Holder may redeem this Note prior to maturity for reasons other than death or mandatory IRA withdrawal subject to a penalty. The penalty will be equal to three months interest.

     Redemption prior to maturity will be made, subject to the aforementioned conditions, upon the surrender of this Note to Southern States, or any other designated paying agent, properly endorsed and accompanied by written request for early redemption. Redemption prior to maturity will be made at the face value of this Note plus accrued interest to the date of redemption. Amounts available for redemption prior to maturity are not set aside in a separate fund.

     As provided in the Indenture, and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Register upon surrender of this Note for registration of transfer at the office or agency of Southern States, in Richmond, Virginia, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Southern States duly executed by the Holder or by his attorney duly authorized in writing, and thereupon one or more new Notes of this series having the same terms as this Note, of authorized denominations, having the same terms and conditions and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form, without coupons. As provided in the Indenture, and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes having the same terms as this Note of different authorized denominations, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange of Notes, but Southern States may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     Prior to due presentment of this Note for registration for transfer, Southern States, the Trustee and any agent of Southern States or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither Southern States, the Trustee nor any such agent shall be affected by notice to the contrary.

     All such terms used in this Note which are defined in the Indenture shall have the meaning designated to them in the Indenture and all references in the Indenture to "Note" or "Notes" shall be deemed to include the Notes.

     For value received, I, we and each of us hereby sell, assign and transfer the within Note and the indebtedness evidenced thereby to

                       ----------------------------------
                                      Name

                      ------------------------------------
                                     Address


     THIS ASSIGNMENT WILL BECOME EFFECTIVE ONLY WHEN MADE AND ENTERED ON THE BOOKS OF SOUTHERN STATES COOPERATIVE, INCORPORATED.


Date:________________                  Signed: _______________________

Endorsement:                                   _______________________

                                                                       EXHIBIT E
                                                                       ---------


NOTE NUMBER:    1YRE-_______________

PRINCIPAL AMOUNT: $_________________

                    SOUTHERN STATES COOPERATIVE, INCORPORATED

                            Richmond, Virginia 23230


                                  SENIOR NOTE,
                               ONE-YEAR, SERIES E
                               (Large Certificate)


_____________________________________         _________________________________
                 Name                               Date of Original Issuance


_____________________________________         _________________________________
          Street or P.O. Box                             Maturity Date

_____________________________________         _________________________________
City                            State                    Interest Rate


                           THIS NOTE IS NON-NEGOTIABLE

     Southern States Cooperative, Incorporated, a Virginia agricultural cooperative association ("Southern States," which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to the owner named above or registered assigns (the "Holder"), the principal amount shown above on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date), and to pay interest thereon from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance of this Note (the "Date of Original Issuance") at the interest rate per annum specified above (the "Interest Rate"), computed on the basis of a 365-day year, until the principal hereof is paid or duly made available for payment, and to pay interest on overdue principal and, to the extent permitted by law, overdue interest, at the Interest Rate. Payment of principal and interest shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Payment will be made at maturity only upon presentation and surrender of this Note to Southern States or any other designated paying agent.

     Interest is payable at the option of the purchaser, made at the time of original issuance in one of the following ways: (i) quarterly on January 1, April 1, July 1, and October 1 to Holders of record on the last preceding December 15, March 15, June 15, and September 15 respectively (or, in the case of the first interest payment date, if originally issued between the record date and the payment date, to the Holder on the Date of Original Issuance except that in the case of original issuance made on or after the 15th of March, June, September and December and prior to the first day of the next succeeding month, interest from the date of original issuance through the end of the month in which the purchase was made will be paid at the time of and together with the next quarterly interest payment); or (ii) at maturity or at the date of redemption if redeemed prior to maturity, compounded quarterly, on March 31, June 30, September 30 and December 31 at the Interest Rate. A Holder may change his election regarding the method of interest payment at any time by providing written notice to Southern States. Southern States shall have the right at any time by notice to the Holder to terminate any obligation to continue retaining the interest of any Holder. Such termination shall be effective as of the opening of business on the day following the first interest compounding date after such notice is mailed to the Holder and the Holder will be paid all interest then accrued and unpaid to the Holder on the effective date. If the Maturity Date (or date of redemption or repayment) or an interest payment date falls on a day which is not a business day, principal or interest payable with respect to such Maturity Date (or date of redemption or repayment) or interest payment date will be paid on the next succeeding business day with the same force and effect as if made on such Maturity Date (or date of redemption or repayment) or interest payment date, as the case may be, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date (or any date of redemption or repayment) or interest payment date.

     This Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed in accordance with the Indenture.

ISSUED THIS             DAY OF                           , 20__

ATTEST:                                SOUTHERN STATES COOPERATIVE, INCORPORATED

SECRETARY _________________________    BY PRESIDENT ____________________________


Certificate of Authentication

This is one of the Notes described in the Indenture mentioned on the back hereof.



                        By __________________________________
                                    Authorized Signature

                       REVERSE SIDE OF ONE-YEAR, SERIES E
                               (Large Certificate)

     This Note is one of a duly authorized issue of securities (hereinafter called the "Notes") of Southern States issued and to be issued under an Indenture dated as of __________, 2000 (herein called the "Indenture") between Southern States and First Union National Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto and any Officers' Certificate (as defined in the Indenture) setting forth the terms of this series of Notes reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of Southern States, the Trustee and the Holders and the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes of this series may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption or repayment provisions and may otherwise vary and are entitled to the benefits of the Indenture.

     Any interest which is payable, but is not punctually paid or duly provided for, on any interest payment date and, to the extent permitted by law, interest on such defaulted interest at the Interest Rate (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") will not be payable to the Holder on the applicable record date; and such Defaulted Interest may be paid by Southern States, at its election in each case, in the time and manner as provided for in the Indenture.

     Payment of the principal of and interest on this Note will be made at the office or agency of [________] in [_________, ___________]; provided, however, that at the option of the Holder payment may be made by check mailed to the address of the person entitled thereto as such address will appear in the Register or by electronic funds transfer or similar means to an account maintained by the person entitled thereto as specified in the Register.

     If an Event of Default (as defined in the Indenture) with respect to the Notes shall occur and be continuing, the Trustee or the Holders of not less than 25% in principal amount of the Notes then outstanding of the affected series may declare the principal of and accrued interest on all of the Notes then outstanding of such series due and payable in the manner and with the effect and subject to the conditions provided in the Indenture. Upon certain events of bankruptcy, insolvency or reorganization of Southern States, the principal of and accrued interest on all of the Notes shall become due and payable without any declaration by the Trustee or the Holders.

     The Indenture contains provisions permitting Southern States and the Trustee to enter into one or more supplemental indentures under certain situations without the consent of the Holders of any of the Notes. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of Southern States and the rights of the Holders of the Notes of each series under the Indenture to be affected at any time by Southern States and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Notes (as defined in the Indenture) of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Notes of each series under the Indenture, on behalf of the Holders of all Notes of such series, to waive compliance by Southern States with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of Southern States, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places, and rate, and in the coin or currency, herein prescribed.

     This Note cannot be called for redemption by Southern States any time prior to maturity.

     Subject to the conditions hereinafter set forth, this Note may be redeemed without penalty at the option of the Holder.

               (1) Redemption will be made in the case of death of Holder upon written request and delivery of satisfactory proof of death and other documentation and in accordance with applicable laws.

               (2) In addition, if this Note is held in an Individual Retirement Account (an "IRA") established under Section 408 of the Internal Revenue Code of 1986, as amended (the "IRC"), Southern States will redeem this Note, upon written request, to the extent necessary to satisfy mandatory withdrawals from the IRA which are required by the IRC. Such redemption will be made only upon sufficient proof to Southern States that a mandatory withdrawal from the IRA is required.


The Holder may redeem this Note prior to maturity for reasons other than death or mandatory IRA withdrawal subject to a penalty. The penalty will be equal to three months interest.

     Redemption prior to maturity will be made, subject to the aforementioned conditions, upon the surrender of this Note to Southern States, or any other designated paying agent, properly endorsed and accompanied by written request for early redemption. Redemption prior to maturity will be made at the face value of this Note plus accrued interest to the date of redemption. Amounts available for redemption prior to maturity are not set aside in a separate fund.

     As provided in the Indenture, and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Register upon surrender of this Note for registration of transfer at the office or agency of Southern States, in Richmond, Virginia, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Southern States duly executed by the Holder or by his attorney duly authorized in writing, and thereupon one or more new Notes of this series having the same terms as this Note, of authorized denominations, having the same terms and conditions and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form, without coupons. As provided in the Indenture, and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes having the same terms as this Note of different authorized denominations, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange of Notes, but Southern States may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     Prior to due presentment of this Note for registration for transfer, Southern States, the Trustee and any agent of Southern States or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither Southern States, the Trustee nor any such agent shall be affected by notice to the contrary.

     All such terms used in this Note which are defined in the Indenture shall have the meaning designated to them in the Indenture and all references in the Indenture to "Note" or "Notes" shall be deemed to include the Notes.

     For value received, I, we and each of us hereby sell, assign and transfer the within Note and the indebtedness evidenced thereby to

                      ____________________________________
                                      Name

                      ____________________________________
                                     Address


     THIS ASSIGNMENT WILL BECOME EFFECTIVE ONLY WHEN MADE AND ENTERED ON THE BOOKS OF SOUTHERN STATES COOPERATIVE, INCORPORATED.


Date:________________                           Signed: _______________________

Endorsement:                                            _______________________

                                                                       EXHIBIT F
                                                                       ---------

NOTE NUMBER:   2YRF-_______________

PRINCIPAL AMOUNT: $________________

                    SOUTHERN STATES COOPERATIVE, INCORPORATED

                            Richmond, Virginia 23230


                                  SENIOR NOTE,
                               TWO-YEAR, SERIES F
                             (Standard Certificate)


_________________________________             _________________________________
              Name                                   Date of Original Issue

_________________________________             _________________________________
       Street or P.O. Box                                 Maturity Date

_________________________________             _________________________________
City                        State                         Interest Rate


                           THIS NOTE IS NON-NEGOTIABLE

     Southern States Cooperative, Incorporated, a Virginia agricultural cooperative association ("Southern States," which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to the owner named above or registered assigns (the "Holder"), the principal amount shown above on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date), and to pay interest thereon from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance of this Note (the "Date of Original Issuance") at the interest rate per annum specified above (the "Interest Rate"), computed on the basis of a 365-day year, until the principal hereof is paid or duly made available for payment, and to pay interest on overdue principal and, to the extent permitted by law, overdue interest, at the Interest Rate. Payment of principal and interest shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Payment will be made at maturity only upon presentation and surrender of this Note to Southern States or any other designated paying agent.

     Interest is payable at the option of the purchaser, made at the time of original issuance in one of the following ways: (i) quarterly on January 1, April 1, July 1, and October 1 to Holders of record on the last preceding December 15, March 15, June 15, and September 15 respectively (or, in the case of the first interest payment date, if originally issued between the record date and the payment date, to the Holder on the Date of Original Issuance except that in the case of original issuance made on or after the 15th of March, June, September and December and prior to the first day of the next succeeding month, interest from the date of original issuance through the end of the month in which the purchase was made will be paid at the time of and together with the next quarterly interest payment); or (ii) at maturity or at the date of redemption if redeemed prior to maturity, compounded quarterly, on March 31, June 30, September 30 and December 31 at the Interest Rate. A Holder may change his election regarding the method of interest payment at any time by providing written notice to Southern States. Southern States shall have the right at any time by notice to the Holder to terminate any obligation to continue retaining the interest of any Holder. Such termination shall be effective as of the opening of business on the day following the first interest compounding date after such notice is mailed to the Holder and the Holder will be paid all interest then accrued and unpaid to the Holder on the effective date. If the Maturity Date (or date of redemption or repayment) or an interest payment date falls on a day which is not a business day, principal or interest payable with respect to such Maturity Date (or date of redemption or repayment) or interest payment date will be paid on the next succeeding business day with the same force and effect as if made on such Maturity Date (or date of redemption or repayment) or interest payment date, as the case may be, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date (or any date of redemption or repayment) or interest payment date.

     This Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed in accordance with the Indenture.

ISSUED THIS             DAY OF                           , 20__

ATTEST:                                SOUTHERN STATES COOPERATIVE, INCORPORATED

SECRETARY _________________________    BY PRESIDENT ____________________________

Certificate of Authentication

This is one of the Notes described in the Indenture mentioned on the back hereof.



                            By _________________________________
                                   Authorized Signature

                      REVERSE SIDE OF TWO-YEAR, SERIES F
                            (Standard Certificate)


     This Note is one of a duly authorized issue of securities (hereinafter called the "Notes") of Southern States issued and to be issued under an Indenture dated as of __________, 2000 (herein called the "Indenture") between Southern States and First Union National Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto and any Officers' Certificate (as defined in the Indenture) setting forth the terms of this series of Notes reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of Southern States, the Trustee and the Holders and the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes of this series may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption or repayment provisions and may otherwise vary and are entitled to the benefits of the Indenture.

     Any interest which is payable, but is not punctually paid or duly provided for, on any interest payment date and, to the extent permitted by law, interest on such defaulted interest at the Interest Rate (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") will not be payable to the Holder on the applicable record date; and such Defaulted Interest may be paid by Southern States, at its election in each case, in the time and manner as provided for in the Indenture.

     Payment of the principal of and interest on this Note will be made at the office or agency of [________] in [_________, ___________]; provided, however, that at the option of the Holder payment may be made by check mailed to the address of the person entitled thereto as such address will appear in the Register or by electronic funds transfer or similar means to an account maintained by the person entitled thereto as specified in the Register.

     If an Event of Default (as defined in the Indenture) with respect to the Notes shall occur and be continuing, the Trustee or the Holders of not less than 25% in principal amount of the Notes then outstanding of the affected series may declare the principal of and accrued interest on all of the Notes then outstanding of such series due and payable in the manner and with the effect and subject to the conditions provided in the Indenture. Upon certain events of bankruptcy, insolvency or reorganization of Southern States, the principal of and accrued interest on all of the Notes shall become due and payable without any declaration by the Trustee or the Holders.

     The Indenture contains provisions permitting Southern States and the Trustee to enter into one or more supplemental indentures under certain situations without the consent of the Holders of any of the Notes. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of Southern States and the rights of the Holders of the Notes of each series under the Indenture to be affected at any time by Southern States and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Notes (as defined in the Indenture) of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Notes of each series under the Indenture, on behalf of the Holders of all Notes of such series, to waive compliance by Southern States with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of Southern States, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places, and rate, and in the coin or currency, herein prescribed.

     This Note cannot be called for redemption by Southern States any time prior to maturity.

     Subject to the conditions hereinafter set forth, this Note may be redeemed without penalty at the option of the Holder.

               (1) Redemption will be made in the case of death of Holder upon written request and delivery of satisfactory proof of death and other documentation and in accordance with applicable laws.

               (2) In addition, if this Note is held in an Individual Retirement Account (an "IRA") established under Section 408 of the Internal Revenue Code of 1986, as amended (the "IRC"), Southern States will redeem this Note, upon written request, to the extent necessary to satisfy mandatory withdrawals from the IRA which are required by the IRC. Such redemption will be made only upon sufficient proof to Southern States that a mandatory withdrawal from the IRA is required.


The Holder may redeem this Note prior to maturity for reasons other than death or mandatory IRA withdrawal subject to a penalty. The penalty will be equal to six months interest.

     Redemption prior to maturity will be made, subject to the aforementioned conditions, upon the surrender of this Note to Southern States, or any other designated paying agent, properly endorsed and accompanied by written request for early redemption. Redemption prior to maturity will be made at the face value of this Note plus accrued interest to the date of redemption. Amounts available for redemption prior to maturity are not set aside in a separate fund.

     As provided in the Indenture, and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Register upon surrender of this Note for registration of transfer at the office or agency of Southern States, in Richmond, Virginia, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Southern States duly executed by the Holder or by his attorney duly authorized in writing, and thereupon one or more new Notes of this series having the same terms as this Note, of authorized denominations, having the same terms and conditions and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form, without coupons. As provided in the Indenture, and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes having the same terms as this Note of different authorized denominations, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange of Notes, but Southern States may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     Prior to due presentment of this Note for registration for transfer, Southern States, the Trustee and any agent of Southern States or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither Southern States, the Trustee nor any such agent shall be affected by notice to the contrary.

     All such terms used in this Note which are defined in the Indenture shall have the meaning designated to them in the Indenture and all references in the Indenture to "Note" or "Notes" shall be deemed to include the Notes.

     For value received, I, we and each of us hereby sell, assign and transfer the within Note and the indebtedness evidenced thereby to

                       ----------------------------------
                                      Name

                      ------------------------------------
                                     Address

     THIS ASSIGNMENT WILL BECOME EFFECTIVE ONLY WHEN MADE AND ENTERED ON THE BOOKS OF SOUTHERN STATES COOPERATIVE, INCORPORATED.


Date:________________                           Signed: _______________________

Endorsement:                                            _______________________

                                                                       EXHIBIT G
                                                                       ---------


NOTE NUMBER:   2YRG-_______________

PRINCIPAL AMOUNT: $________________

                    SOUTHERN STATES COOPERATIVE, INCORPORATED

                            Richmond, Virginia 23230


                                  SENIOR NOTE,
                               TWO-YEAR, SERIES G
                               (Large Certificate)


_______________________________           ________________________________
            Name                              Date of Original Issuance


_______________________________           ________________________________
     Street or P.O. Box                             Maturity Date


_______________________________           ________________________________
City                      State                     Interest Rate


                           THIS NOTE IS NON-NEGOTIABLE

     Southern States Cooperative, Incorporated, a Virginia agricultural cooperative association ("Southern States," which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to the owner named above or registered assigns (the "Holder"), the principal amount shown above on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date), and to pay interest thereon from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance of this Note (the "Date of Original Issuance") at the interest rate per annum specified above (the "Interest Rate"), computed on the basis of a 365-day year, until the principal hereof is paid or duly made available for payment, and to pay interest on overdue principal and, to the extent permitted by law, overdue interest, at the Interest Rate. Payment of principal and interest shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Payment will be made at maturity only upon presentation and surrender of this Note to Southern States or any other designated paying agent.

     Interest is payable at the option of the purchaser, made at the time of original issuance in one of the following ways: (i) quarterly on January 1, April 1, July 1, and October 1 to Holders of record on the last preceding December 15, March 15, June 15, and September 15 respectively (or, in the case of the first interest payment date, if originally issued between the record date and the payment date, to the Holder on the Date of Original Issuance except that in the case of original issuance made on or after the 15th of March, June, September and December and prior to the first day of the next succeeding month, interest from the date of original issuance through the end of the month in which the purchase was made will be paid at the time of and together with the next quarterly interest payment); or (ii) at maturity or at the date of redemption if redeemed prior to maturity, compounded quarterly, on March 31, June 30, September 30 and December 31 at the Interest Rate. A Holder may change his election regarding the method of interest payment at any time by providing written notice to Southern States. Southern States shall have the right at any time by notice to the Holder to terminate any obligation to continue retaining the interest of any Holder. Such termination shall be effective as of the opening of business on the day following the first interest compounding date after such notice is mailed to the Holder and the Holder will be paid all interest then accrued and unpaid to the Holder on the effective date. If the Maturity Date (or date of redemption or repayment) or an interest payment date falls on a day which is not a business day, principal or interest payable with respect to such Maturity Date (or date of redemption or repayment) or interest payment date will be paid on the next succeeding business day with the same force and effect as if made on such Maturity Date (or date of redemption or repayment) or interest payment date, as the case may be, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date (or any date of redemption or repayment) or interest payment date.

     This Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed in accordance with the Indenture.

ISSUED THIS             DAY OF                           , 20__

ATTEST:                                SOUTHERN STATES COOPERATIVE, INCORPORATED

SECRETARY _____________________        BY PRESIDENT ____________________________

Certificate of Authentication

This is one of the Notes described in the Indenture mentioned on the back hereof.



                             By ________________________________
                                       Authorized Signature

                       REVERSE SIDE OF TWO-YEAR. SERIES G
                               (Large Certificate)

     This Note is one of a duly authorized issue of securities (hereinafter called the "Notes") of Southern States issued and to be issued under an Indenture dated as of __________, 2000 (herein called the "Indenture") between Southern States and First Union National Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto and any Officers' Certificate (as defined in the Indenture) setting forth the terms of this series of Notes reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of Southern States, the Trustee and the Holders and the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes of this series may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption or repayment provisions and may otherwise vary and are entitled to the benefits of the Indenture.

     Any interest which is payable, but is not punctually paid or duly provided for, on any interest payment date and, to the extent permitted by law, interest on such defaulted interest at the Interest Rate (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") will not be payable to the Holder on the applicable record date; and such Defaulted Interest may be paid by Southern States, at its election in each case, in the time and manner as provided for in the Indenture.

     Payment of the principal of and interest on this Note will be made at the office or agency of [________] in [_________, ___________]; provided, however, that at the option of the Holder payment may be made by check mailed to the address of the person entitled thereto as such address will appear in the Register or by electronic funds transfer or similar means to an account maintained by the person entitled thereto as specified in the Register.

     If an Event of Default (as defined in the Indenture) with respect to the Notes shall occur and be continuing, the Trustee or the Holders of not less than 25% in principal amount of the Notes then outstanding of the affected series may declare the principal of and accrued interest on all of the Notes then outstanding of such series due and payable in the manner and with the effect and subject to the conditions provided in the Indenture. Upon certain events of bankruptcy, insolvency or reorganization of Southern States, the principal of and accrued interest on all of the Notes shall become due and payable without any declaration by the Trustee or the Holders.

     The Indenture contains provisions permitting Southern States and the Trustee to enter into one or more supplemental indentures under certain situations without the consent of the Holders of any of the Notes. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of Southern States and the rights of the Holders of the Notes of each series under the Indenture to be affected at any time by Southern States and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Notes (as defined in the Indenture) of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Notes of each series under the Indenture, on behalf of the Holders of all Notes of such series, to waive compliance by Southern States with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of Southern States, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places, and rate, and in the coin or currency, herein prescribed.

     This Note cannot be called for redemption by Southern States any time prior to maturity.

     Subject to the conditions hereinafter set forth, this Note may be redeemed without penalty at the option of the Holder.

               (1) Redemption will be made in the case of death of Holder upon written request and delivery of satisfactory proof of death and other documentation and in accordance with applicable laws.

               (2) In addition, if this Note is held in an Individual Retirement Account (an "IRA") established under Section 408 of the Internal Revenue Code of 1986, as amended (the "IRC"), Southern States will redeem this Note, upon written request, to the extent necessary to satisfy mandatory withdrawals from the IRA which are required by the IRC. Such redemption will be made only upon sufficient proof to Southern States that a mandatory withdrawal from the IRA is required.


The Holder may redeem this Note prior to maturity for reasons other than death or mandatory IRA withdrawal subject to a penalty. The penalty will be equal to six months interest.

     Redemption prior to maturity will be made, subject to the aforementioned conditions, upon the surrender of this Note to Southern States, or any other designated paying agent, properly endorsed and accompanied by written request for early redemption. Redemption prior to maturity will be made at the face value of this Note plus accrued interest to the date of redemption. Amounts available for redemption prior to maturity are not set aside in a separate fund.

     As provided in the Indenture, and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Register upon surrender of this Note for registration of transfer at the office or agency of Southern States, in Richmond, Virginia, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Southern States duly executed by the Holder or by his attorney duly authorized in writing, and thereupon one or more new Notes of this series having the same terms as this Note, of authorized denominations, having the same terms and conditions and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form, without coupons. As provided in the Indenture, and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes having the same terms as this Note of different authorized denominations, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange of Notes, but Southern States may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.


     Prior to due presentment of this Note for registration for transfer, Southern States, the Trustee and any agent of Southern States or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither Southern States, the Trustee nor any such agent shall be affected by notice to the contrary.

     All such terms used in this Note which are defined in the Indenture shall have the meaning designated to them in the Indenture and all references in the Indenture to "Note" or "Notes" shall be deemed to include the Notes.

     For value received, I, we and each of us hereby sell, assign and transfer the within Note and the indebtedness evidenced thereby to

                       ----------------------------------
                                      Name

                      ------------------------------------
                                     Address


     THIS ASSIGNMENT WILL BECOME EFFECTIVE ONLY WHEN MADE AND ENTERED ON THE BOOKS OF SOUTHERN STATES COOPERATIVE, INCORPORATED.


Date:________________                           Signed: _______________________

Endorsement:                                            _______________________

                                                                       EXHIBIT H
                                                                       ---------


NOTE NUMBER:   5YRH-_______________

PRINCIPAL AMOUNT: $________________

                    SOUTHERN STATES COOPERATIVE, INCORPORATED

                            Richmond, Virginia 23230


                                  SENIOR NOTE,
                               FIVE-YEAR, SERIES H
                             (Standard Certificate)

______________________________              ________________________________
             Name                               Date of Original Issuance

______________________________              ________________________________
      Street or P.O. Box                               Maturity Date

______________________________              ________________________________
City                     State                         Interest Rate


                           THIS NOTE IS NON-NEGOTIABLE


     Southern States Cooperative, Incorporated, a Virginia agricultural cooperative association ("Southern States," which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to the owner named above or registered assigns (the "Holder"), the principal amount shown above on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date), and to pay interest thereon from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance of this Note (the "Date of Original Issuance") at the interest rate per annum specified above (the "Interest Rate"), computed on the basis of a 365-day year, until the principal hereof is paid or duly made available for payment, and to pay interest on overdue principal and, to the extent permitted by law, overdue interest, at the Interest Rate. Payment of principal and interest shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Payment will be made at maturity only upon presentation and surrender of this Note to Southern States or any other designated paying agent.

     Interest is payable at the option of the purchaser, made at the time of original issuance in one of the following ways: (i) quarterly on January 1, April 1, July 1, and October 1 to Holders of record on the last preceding December 15, March 15, June 15, and September 15 respectively (or, in the case of the first interest payment date, if originally issued between the record date and the payment date, to the Holder on the Date of Original Issuance except that in the case of original issuance made on or after the 15th of March, June, September and December and prior to the first day of the next succeeding month, interest from the date of original issuance through the end of the month in which the purchase was made will be paid at the time of and together with the next quarterly interest payment); or (ii) at maturity or at the date of redemption if redeemed prior to maturity, compounded quarterly, on March 31, June 30, September 30 and December 31 at the Interest Rate. A Holder may change his election regarding the method of interest payment at any time by providing written notice to Southern States. Southern States shall have the right at any time by notice to the Holder to terminate any obligation to continue retaining the interest of any Holder. Such termination shall be effective as of the opening of business on the day following the first interest compounding date after such notice is mailed to the Holder and the Holder will be paid all interest then accrued and unpaid to the Holder on the effective date. If the Maturity Date (or date of redemption or repayment) or an interest payment date falls on a day which is not a business day, principal or interest payable with respect to such Maturity Date (or date of redemption or repayment) or interest payment date will be paid on the next succeeding business day with the same force and effect as if made on such Maturity Date (or date of redemption or repayment) or interest payment date, as the case may be, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date (or any date of redemption or repayment) or interest payment date.


     This Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed in accordance with the Indenture.

ISSUED THIS             DAY OF                           , 20__

ATTEST:                                SOUTHERN STATES COOPERATIVE, INCORPORATED

SECRETARY _________________________    BY PRESIDENT ____________________________

   Certificate of Authentication

This is one of the Notes described in the Indenture mentioned on the back hereof.



                          By ________________________________
                                     Authorized Signature

                       REVERSE SIDE OF FIVE-YEAR, SERIES H
                             (Standard Certificate)


     This Note is one of a duly authorized issue of securities (hereinafter called the "Notes") of Southern States issued and to be issued under an Indenture dated as of __________, 2000 (herein called the "Indenture") between Southern States and First Union National Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto and any Officers' Certificate (as defined in the Indenture) setting forth the terms of this series of Notes reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of Southern States, the Trustee and the Holders and the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes of this series may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption or repayment provisions and may otherwise vary and are entitled to the benefits of the Indenture.

     Any interest which is payable, but is not punctually paid or duly provided for, on any interest payment date and, to the extent permitted by law, interest on such defaulted interest at the Interest Rate (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") will not be payable to the Holder on the applicable record date; and such Defaulted Interest may be paid by Southern States, at its election in each case, in the time and manner as provided for in the Indenture.

     Payment of the principal of and interest on this Note will be made at the office or agency of [________] in [_________, ___________]; provided, however, that at the option of the Holder payment of interest may be made by check mailed to the address of the person entitled thereto as such address will appear in the Register or by electronic funds transfer or similar means to an account maintained by the person entitled thereto as specified in the Register.


     If an Event of Default (as defined in the Indenture) with respect to the Notes shall occur and be continuing, the Trustee or the Holders of not less than 25% in principal amount of the Notes then outstanding of the affected series may declare the principal of and accrued interest on all of the Notes then outstanding of such series due and payable in the manner and with the effect and subject to the conditions provided in the Indenture. Upon certain events of bankruptcy, insolvency or reorganization of Southern States, the principal of and accrued interest on all of the Notes shall become due and payable without any declaration by the Trustee or the Holders.

     The Indenture contains provisions permitting Southern States and the Trustee to enter into one or more supplemental indentures under certain situations without the consent of the Holders of any of the Notes. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of Southern States and the rights of the Holders of the Notes of each series under the Indenture to be affected at any time by Southern States and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Notes (as defined in the Indenture) of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Notes of each series under the Indenture, on behalf of the Holders of all Notes of such series, to waive compliance by Southern States with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of Southern States, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places, and rate, and in the coin or currency, herein prescribed.

     This Note may be redeemed, after two (2) years from Date of Original Issuance, at the option of Southern States at any time prior to maturity, on at least fifteen (15) days written notice, at face value plus accred interest to the date of redemption only. The Indenture permits Southern States to select in any manner at its discretion the Notes to be redeemed.

     Subject to the conditions hereinafter set forth, this Note may be redeemed without penalty at the option of the Holder.

               (1) Redemption will be made in the case of death of Holder upon written request and delivery of satisfactory proof of death and other documentation and in accordance with applicable laws.

               (2) In addition, if this Note is held in an Individual Retirement Account (an "IRA") established under Section 408 of the Internal Revenue Code of 1986, as amended (the "IRC"), Southern States will redeem this Note, upon written request, to the extent necessary to satisfy mandatory withdrawals from the IRA which are required by the IRC. Such redemption will be made only upon sufficient proof to Southern States that a mandatory withdrawal from the IRA is required.


The Holder may redeem this Note prior to maturity for reasons other than death or mandatory IRA withdrawal subject to a penalty. The penalty will be equal to six months interest.

     Redemption prior to maturity will be made, subject to the aforementioned conditions, upon the surrender of this Note to Southern States, or any other designated paying agent, properly endorsed and accompanied by written request for early redemption. Redemption prior to maturity will be made at the face value of this Note plus accrued interest to the date of redemption. Amounts available for redemption prior to maturity are not set aside in a separate fund.

     As provided in the Indenture, and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Register upon surrender of this Note for registration of transfer at the office or agency of Southern States, in Richmond, Virginia, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Southern States duly executed by the Holder or by his attorney duly authorized in writing, and thereupon one or more new Notes of this series having the same terms as this Note, of authorized denominations, having the same terms and conditions and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form, without coupons. As provided in the Indenture, and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes having the same terms as this Note of different authorized denominations, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange of Notes, but Southern States may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     Prior to due presentment of this Note for registration for transfer, Southern States, the Trustee and any agent of Southern States or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither Southern States, the Trustee nor any such agent shall be affected by notice to the contrary.


     All such terms used in this Note which are defined in the Indenture shall have the meaning designated to them in the Indenture and all references in the Indenture to "Note" or "Notes" shall be deemed to include the Notes.

     For value received, I, we and each of us hereby sell, assign and transfer the within Note and the indebtedness evidenced thereby to

                       ----------------------------------
                                      Name

                       -----------------------------------
                                     Address


     THIS ASSIGNMENT WILL BECOME EFFECTIVE ONLY WHEN MADE AND ENTERED ON THE BOOKS OF SOUTHERN STATES COOPERATIVE, INCORPORATED.


Date:________________                            Signed:_______________________

Endorsement:                                            _______________________

                                                                       EXHIBIT I
                                                                       ---------


NOTE NUMBER:   5YRI-_______________

PRINCIPAL AMOUNT: $________________

                    SOUTHERN STATES COOPERATIVE, INCORPORATED

                            Richmond, Virginia 23230


                                  SENIOR NOTE,
                               FIVE-YEAR, SERIES I
                               (Large Certificate)


________________________________             _________________________________
             Name                                 Date of Original Issuance


________________________________             _________________________________
     Street or P.O. Box                                Maturity Date

________________________________             _________________________________
City                       State                       Interest Rate


                           THIS NOTE IS NON-NEGOTIABLE


     Southern States Cooperative, Incorporated, a Virginia agricultural cooperative association ("Southern States," which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to the owner named above or registered assigns (the "Holder"), the principal amount shown above on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date), and to pay interest thereon from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance of this Note (the "Date of Original Issuance") at the interest rate per annum specified above (the "Interest Rate"), computed on the basis of a 365-day year, until the principal hereof is paid or duly made available for payment, and to pay interest on overdue principal and, to the extent permitted by law, overdue interest, at the Interest Rate. Payment of principal and interest shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Payment will be made at maturity only upon presentation and surrender of this Note to Southern States or any other designated paying agent.

     Interest is payable at the option of the purchaser, made at the time of original issuance in one of the following ways: (i) quarterly on January 1, April 1, July 1, and October 1 to Holders of record on the last preceding December 15, March 15, June 15, and September 15 respectively (or, in the case of the first interest payment date, if originally issued between the record date and the payment date, to the Holder on the Date of Original Issuance except that in the case of original issuance made on or after the 15th of March, June, September and December and prior to the first day of the next succeeding month, interest from the date of original issuance through the end of the month in which the purchase was made will be paid at the time of and together with the next quarterly interest payment); or (ii) at maturity or at the date of redemption if redeemed prior to maturity, compounded quarterly, on March 31, June 30, September 30 and December 31 at the Interest Rate. A Holder may change his election regarding the method of interest payment at any time by providing written notice to Southern States. Southern States shall have the right at any time by notice to the Holder to terminate any obligation to continue retaining the interest of any Holder. Such termination shall be effective as of the opening of business on the day following the first interest compounding date after such notice is mailed to the Holder and the Holder will be paid all interest then accrued and unpaid to the Holder on the effective date. If the Maturity Date (or date of redemption or repayment) or an interest payment date falls on a day which is not a business day, principal or interest payable with respect to such Maturity Date (or date of redemption or repayment) or interest payment date will be paid on the next succeeding business day with the same force and effect as if made on such Maturity Date (or date of redemption or repayment) or interest payment date, as the case may be, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date (or any date of redemption or repayment) or interest payment date.


     This Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed in accordance with the Indenture.

ISSUED THIS             DAY OF                           , 20__

ATTEST:                                SOUTHERN STATES COOPERATIVE, INCORPORATED

SECRETARY _________________________    BY PRESIDENT ____________________________

          Certificate of Authentication

This is one of the Notes described in the Indenture mentioned on the back hereof.



                             By ____________________________________
                                         Authorized Signature

                       REVERSE SIDE OF FIVE-YEAR, SERIES I
                               (Large Certificate)


     This Note is one of a duly authorized issue of securities (hereinafter called the "Notes") of Southern States issued and to be issued under an Indenture dated as of __________, 2000 (herein called the "Indenture") between Southern States and First Union National Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto and any Officers' Certificate (as defined in the Indenture) setting forth the terms of this series of Notes reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of Southern States, the Trustee and the Holders and the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes of this series may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption or repayment provisions and may otherwise vary and are entitled to the benefits of the Indenture.

     Any interest which is payable, but is not punctually paid or duly provided for, on any interest payment date and, to the extent permitted by law, interest on such defaulted interest at the Interest Rate (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") will not be payable to the Holder on the applicable record date; and such Defaulted Interest may be paid by Southern States, at its election in each case, in the time and manner as provided for in the Indenture.

     Payment of the principal of and interest on this Note will be made at the office or agency of [________] in [_________, ___________]; provided, however, that at the option of the Holder payment may be made by check mailed to the address of the person entitled thereto as such address will appear in the Register or by electronic funds transfer or similar means to an account maintained by the person entitled thereto as specified in the Register.


     If an Event of Default (as defined in the Indenture) with respect to the Notes shall occur and be continuing, the Trustee or the Holders of not less than 25% in principal amount of the Notes then outstanding of the affected series may declare the principal of and accrued interest on all of the Notes then outstanding of such series due and payable in the manner and with the effect and subject to the conditions provided in the Indenture. Upon certain events of bankruptcy, insolvency or reorganization of Southern States, the principal of and accrued interest on all of the Notes shall become due and payable without any declaration by the Trustee or the Holders.

     The Indenture contains provisions permitting Southern States and the Trustee to enter into one or more supplemental indentures under certain situations without the consent of the Holders of any of the Notes. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of Southern States and the rights of the Holders of the Notes of each series under the Indenture to be affected at any time by Southern States and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Notes (as defined in the Indenture) of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Notes of each series under the Indenture, on behalf of the Holders of all Notes of such series, to waive compliance by Southern States with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of Southern States, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places, and rate, and in the coin or currency, herein prescribed.

     This Note may be redeemed, after two (2) years from Date of Original Issuance, at the option of Southern States at any time prior to maturity, on at least fifteen (15) days written notice, at face value plus accred interest to the date of redemption only. The Indenture permits Southern States to select in any manner at its discretion the Notes to be redeemed.

     Subject to the conditions hereinafter set forth, this Note may be redeemed without penalty at the option of the Holder.

               (1) Redemption will be made in the case of death of Holder upon written request and delivery of satisfactory proof of death and other documentation and in accordance with applicable laws.

               (2) In addition, if this Note is held in an Individual Retirement Account (an "IRA") established under Section 408 of the Internal Revenue Code of 1986, as amended (the "IRC"), Southern States will redeem this Note, upon written request, to the extent necessary to satisfy mandatory withdrawals from the IRA which are required by the IRC. Such redemption will be made only upon sufficient proof to Southern States that a mandatory withdrawal from the IRA is required.


The Holder may redeem this Note prior to maturity for reasons other than death or mandatory IRA withdrawal subject to a penalty. The penalty will be equal to six months interest.

     Redemption prior to maturity will be made, subject to the aforementioned conditions, upon the surrender of this Note to Southern States, or any other designated paying agent, properly endorsed and accompanied by written request for early redemption. Redemption prior to maturity will be made at the face value of this Note plus accrued interest to the date of redemption. Amounts available for redemption prior to maturity are not set aside in a separate fund.


     As provided in the Indenture, and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Register upon surrender of this Note for registration of transfer at the office or agency of Southern States, in Richmond, Virginia, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Southern States duly executed by the Holder or by his attorney duly authorized in writing, and thereupon one or more new Notes of this series having the same terms as this Note, of authorized denominations, having the same terms and conditions and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form, without coupons. As provided in the Indenture, and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes having the same terms as this Note of different authorized denominations, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange of Notes, but Southern States may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     Prior to due presentment of this Note for registration for transfer, Southern States, the Trustee and any agent of Southern States or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither Southern States, the Trustee nor any such agent shall be affected by notice to the contrary.

     All such terms used in this Note which are defined in the Indenture shall have the meaning designated to them in the Indenture and all references in the Indenture to "Note" or "Notes" shall be deemed to include the Notes.

     For value received, I, we and each of us hereby sell, assign and transfer the within Note and the indebtedness evidenced thereby to

                       ----------------------------------
                                      Name

                       ----------------------------------
                                     Address


     THIS ASSIGNMENT WILL BECOME EFFECTIVE ONLY WHEN MADE AND ENTERED ON THE BOOKS OF SOUTHERN STATES COOPERATIVE, INCORPORATED.


Date:________________                            Signed:_______________________

Endorsement:                                            _______________________

                                                                       EXHIBIT J
                                                                       ---------


NOTE NUMBER:   7YRJ-_______________

PRINCIPAL AMOUNT: $________________

                    SOUTHERN STATES COOPERATIVE, INCORPORATED

                            Richmond, Virginia 23230


                                  SENIOR NOTE,
                              SEVEN-YEAR, SERIES J
                             (Standard Certificate)


________________________________            __________________________________
              Name                               Date of Original Issuance


________________________________            __________________________________
       Street or P.O. Box                              Maturity Date

________________________________            __________________________________
City                       State                       Interest Rate


                           THIS NOTE IS NON-NEGOTIABLE


     Southern States Cooperative, Incorporated, a Virginia agricultural cooperative association ("Southern States," which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to the owner named above or registered assigns (the "Holder"), the principal amount shown above on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date), and to pay interest thereon from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance of this Note (the "Date of Original Issuance") at the interest rate per annum specified above (the "Interest Rate"), computed on the basis of a 365-day year, until the principal hereof is paid or duly made available for payment, and to pay interest on overdue principal and, to the extent permitted by law, overdue interest, at the Interest Rate. Payment of principal and interest shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Payment will be made at maturity only upon presentation and surrender of this Note to Southern States or any other designated paying agent.

     Interest is payable at the option of the purchaser, made at the time of original issuance in one of the following ways: (i) quarterly on January 1, April 1, July 1, and October 1 to Holders of record on the last preceding December 15, March 15, June 15, and September 15 respectively (or, in the case of the first interest payment date, if originally issued between the record date and the payment date, to the Holder on the Date of Original Issuance except that in the case of original issuance made on or after the 15th of March, June, September and December and prior to the first day of the next succeeding month, interest from the date of original issuance through the end of the month in which the purchase was made will be paid at the time of and together with the next quarterly interest payment); or (ii) at maturity or at the date of redemption if redeemed prior to maturity, compounded quarterly, on March 31, June 30, September 30 and December 31 at the Interest Rate. A Holder may change his election regarding the method of interest payment at any time by providing written notice to Southern States. Southern States shall have the right at any time by notice to the Holder to terminate any obligation to continue retaining the interest of any Holder. Such termination shall be effective as of the opening of business on the day following the first interest compounding date after such notice is mailed to the Holder and the Holder will be paid all interest then accrued and unpaid to the Holder on the effective date. If the Maturity Date (or date of redemption or repayment) or an interest payment date falls on a day which is not a business day, principal or interest payable with respect to such Maturity Date (or date of redemption or repayment) or interest payment date will be paid on the next succeeding business day with the same force and effect as if made on such Maturity Date (or date of redemption or repayment) or interest payment date, as the case may be, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date (or any date of redemption or repayment) or interest payment date.

     This Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed in accordance with the Indenture.

ISSUED THIS             DAY OF                           , 20__

ATTEST:                                SOUTHERN STATES COOPERATIVE, INCORPORATED

SECRETARY _________________________    BY PRESIDENT ____________________________

Certificate of Authentication

This is one of the Notes described in the Indenture mentioned on the back hereof.



                            By ________________________________
                                    Authorized Signature

                      REVERSE SIDE OF SEVEN-YEAR, SERIES J
                             (Standard Certificate)


     This Note is one of a duly authorized issue of securities (hereinafter called the "Notes") of Southern States issued and to be issued under an Indenture dated as of __________, 2000 (herein called the "Indenture") between Southern States and First Union National Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto and any Officers' Certificate (as defined in the Indenture) setting forth the terms of this series of Notes reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of Southern States, the Trustee and the Holders and the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes of this series may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption or repayment provisions and may otherwise vary and are entitled to the benefits of the Indenture.

     Any interest which is payable, but is not punctually paid or duly provided for, on any interest payment date and, to the extent permitted by law, interest on such defaulted interest at the Interest Rate (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") will not be payable to the Holder on the applicable record date; and such Defaulted Interest may be paid by Southern States, at its election in each case, in the time and manner as provided for in the Indenture.

     Payment of the principal of and interest on this Note will be made at the office or agency of [________] in [_________, ___________]; provided, however, that at the option of the Holder payment may be made by check mailed to the address of the person entitled thereto as such address will appear in the Register or by electronic funds transfer or similar means to an account maintained by the person entitled thereto as specified in the Register.


     If an Event of Default (as defined in the Indenture) with respect to the Notes shall occur and be continuing, the Trustee or the Holders of not less than 25% in principal amount of the Notes then outstanding of the affected series may declare the principal of and accrued interest on all of the Notes then outstanding of such series due and payable in the manner and with the effect and subject to the conditions provided in the Indenture. Upon certain events of bankruptcy, insolvency or reorganization of Southern States, the principal of and accrued interest on all of the Notes shall become due and payable without any declaration by the Trustee or the Holders.

     The Indenture contains provisions permitting Southern States and the Trustee to enter into one or more supplemental indentures under certain situations without the consent of the Holders of any of the Notes. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of Southern States and the rights of the Holders of the Notes of each series under the Indenture to be affected at any time by Southern States and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Notes (as defined in the Indenture) of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Notes of each series under the Indenture, on behalf of the Holders of all Notes of such series, to waive compliance by Southern States with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of Southern States, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places, and rate, and in the coin or currency, herein prescribed.

     This Note may be redeemed, after two (2) years from Date of Original Issuance, at the option of Southern States at any time prior to maturity, on at least fifteen (15) days written notice, at face value plus accrued interest to the date of redemption only. The Indenture permits Southern States to select in any manner at its discretion the Notes to be redeemed.

     Subject to the conditions hereinafter set forth, this Note may be redeemed without penalty at the option of the Holder.

               (1) Redemption will be made in the case of death of Holder upon written request and delivery of satisfactory proof of death and other documentation and in accordance with applicable laws.

               (2) In addition, if this Note is held in an Individual Retirement Account (an "IRA") established under Section 408 of the Internal Revenue Code of 1986, as amended (the "IRC"), Southern States will redeem this Note, upon written request, to the extent necessary to satisfy mandatory withdrawals from the IRA which are required by the IRC. Such redemption will be made only upon sufficient proof to Southern States that a mandatory withdrawal from the IRA is required.


The Holder may redeem this Note prior to maturity for reasons other than death or mandatory IRA withdrawal subject to a penalty. The penalty will be equal to six months interest.

     Redemption prior to maturity will be made, subject to the aforementioned conditions, upon the surrender of this Note to Southern States, or any other designated paying agent, properly endorsed and accompanied by written request for early redemption. Redemption prior to maturity will be made at the face value of this Note plus accrued interest to the date of redemption. Amounts available for redemption prior to maturity are not set aside in a separate fund.


     As provided in the Indenture, and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Register upon surrender of this Note for registration of transfer at the office or agency of Southern States, in Richmond, Virginia, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Southern States duly executed by the Holder or by his attorney duly authorized in writing, and thereupon one or more new Notes of this series having the same terms as this Note, of authorized denominations, having the same terms and conditions and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form, without coupons. As provided in the Indenture, and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes having the same terms as this Note of different authorized denominations, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange of Notes, but Southern States may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     Prior to due presentment of this Note for registration for transfer, Southern States, the Trustee and any agent of Southern States or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither Southern States, the Trustee nor any such agent shall be affected by notice to the contrary.

     All such terms used in this Note which are defined in the Indenture shall have the meaning designated to them in the Indenture and all references in the Indenture to "Note" or "Notes" shall be deemed to include the Notes.

     For value received, I, we and each of us hereby sell, assign and transfer the within Note and the indebtedness evidenced thereby to

                       ----------------------------------
                                      Name

                      ------------------------------------
                                     Address


     THIS ASSIGNMENT WILL BECOME EFFECTIVE ONLY WHEN MADE AND ENTERED ON THE BOOKS OF SOUTHERN STATES COOPERATIVE, INCORPORATED.


Date:________________                            Signed:_______________________

Endorsement:                                            _______________________

                                                                       EXHIBIT K
                                                                       ---------

NOTE NUMBER:    7YRK-_______________

PRINCIPAL AMOUNT: $_________________

                    SOUTHERN STATES COOPERATIVE, INCORPORATED

                            Richmond, Virginia 23230


                                  SENIOR NOTE,
                              SEVEN-YEAR, SERIES K
                               (Large Certificate)


--------------------------------               ---------------------------------
             Name                                  Date of Original Issuance

--------------------------------               ---------------------------------
     Street or P. O. Box                                 Maturity Date

--------------------------------               ---------------------------------
City                       State                         Interest Rate


                           THIS NOTE IS NON-NEGOTIABLE


     Southern States Cooperative, Incorporated, a Virginia agricultural cooperative association ("Southern States," which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to the owner named above or registered assigns (the "Holder"), the principal amount shown above on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date), and to pay interest thereon from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance of this Note (the "Date of Original Issuance") at the interest rate per annum specified above (the "Interest Rate"), computed on the basis of a 365-day year, until the principal hereof is paid or duly made available for payment, and to pay interest on overdue principal and, to the extent permitted by law, overdue interest, at the Interest Rate. Payment of principal and interest shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Payment will be made at maturity only upon presentation and surrender of this Note to Southern States or any other designated paying agent.

     Interest is payable at the option of the purchaser, made at the time of original issuance in one of the following ways: (i) quarterly on January 1, April 1, July 1, and October 1 to Holders of record on the last preceding December 15, March 15, June 15, and September 15 respectively (or, in the case of the first interest payment date, if originally issued between the record date and the payment date, to the Holder on the Date of Original Issuance except that in the case of original issuance made on or after the 15th of March, June, September and December and prior to the first day of the next succeeding month, interest from the date of original issuance through the end of the month in which the purchase was made will be paid at the time of and together with the next quarterly interest payment); or (ii) at maturity or at the date of redemption if redeemed prior to maturity, compounded quarterly, on March 31, June 30, September 30 and December 31 at the Interest Rate. A Holder may change his election regarding the method of interest payment at any time by providing written notice to Southern States. Southern States shall have the right at any time by notice to the Holder to terminate any obligation to continue retaining the interest of any Holder. Such termination shall be effective as of the opening of business on the day following the first interest compounding date after such notice is mailed to the Holder and the Holder will be paid all interest then accrued and unpaid to the Holder on the effective date. If the Maturity Date (or date of redemption or repayment) or an interest payment date falls on a day which is not a business day, principal or interest payable with respect to such Maturity Date (or date of redemption or repayment) or interest payment date will be paid on the next succeeding business day with the same force and effect as if made on such Maturity Date (or date of redemption or repayment) or interest payment date, as the case may be, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date (or any date of redemption or repayment) or interest payment date.

     This Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed in accordance with the Indenture.

ISSUED THIS                DAY OF                     , 20__

ATTEST:                               SOUTHERN STATES COOPERATIVE, INCORPORATED

SECRETARY ________________________    BY PRESIDENT ___________________________


Certificate of Authentication

This is one of the Notes described in the Indenture mentioned on the back hereof.



                         By ________________________________
                                     Authorized Signature

                      REVERSE SIDE OF SEVEN-YEAR, SERIES K
                               (Large Certificate)


     This Note is one of a duly authorized issue of securities (hereinafter called the "Notes") of Southern States issued and to be issued under an Indenture dated as of __________, 2000 (herein called the "Indenture") between Southern States and First Union National Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto and any Officers' Certificate (as defined in the Indenture) setting forth the terms of this series of Notes reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of Southern States, the Trustee and the Holders and the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes of this series may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption or repayment provisions and may otherwise vary and are entitled to the benefits of the Indenture.

     Any interest which is payable, but is not punctually paid or duly provided for, on any interest payment date and, to the extent permitted by law, interest on such defaulted interest at the Interest Rate (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") will not be payable to the Holder on the applicable record date; and such Defaulted Interest may be paid by Southern States, at its election in each case, in the time and manner as provided for in the Indenture.

     Payment of the principal of and interest on this Note will be made at the office or agency of [________] in [_________, ___________]; provided, however, that at the option of the Holder payment may be made by check mailed to the address of the person entitled thereto as such address will appear in the Register or by electronic funds transfer or similar means to an account maintained by the person entitled thereto as specified in the Register.

     If an Event of Default (as defined in the Indenture) with respect to the Notes shall occur and be continuing, the Trustee or the Holders of not less than 25% in principal amount of the Notes then outstanding of the affected series may declare the principal of and accrued interest on all of the Notes then outstanding of such series due and payable in the manner and with the effect and subject to the conditions provided in the Indenture. Upon certain events of bankruptcy, insolvency or reorganization of Southern States, the principal of and accrued interest on all of the Notes shall become due and payable without any declaration by the Trustee or the Holders.

     The Indenture contains provisions permitting Southern States and the Trustee to enter into one or more supplemental indentures under certain situations without the consent of the Holders of any of the Notes. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of Southern States and the rights of the Holders of the Notes of each series under the Indenture to be affected at any time by Southern States and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Notes (as defined in the Indenture) of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Notes of each series under the Indenture, on behalf of the Holders of all Notes of such series, to waive compliance by Southern States with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of Southern States, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places, and rate, and in the coin or currency, herein prescribed.

         This Note may be redeemed, after two (2) years from Date of Original Issuance, at the option of Southern States at any time prior to maturity, on at least fifteen (15) days written notice, at face value plus accred interest to the date of redemption only. The Indenture permits Southern States to select in any manner at its discretion the Notes to be redeemed.

     Subject to the conditions hereinafter set forth, this Note may be redeemed without penalty at the option of the Holder.

               (1) Redemption will be made in the case of death of Holder upon written request and delivery of satisfactory proof of death and other documentation and in accordance with applicable laws.

               (2) In addition, if this Note is held in an Individual Retirement Account (an "IRA") established under Section 408 of the Internal Revenue Code of 1986, as amended (the "IRC"), Southern States will redeem this Note, upon written request, to the extent necessary to satisfy mandatory withdrawals from the IRA which are required by the IRC. Such redemption will be made only upon sufficient proof to Southern States that a mandatory withdrawal from the IRA is required.


The Holder may redeem this Note prior to maturity for reasons other than death or mandatory IRA withdrawal subject to a penalty. The penalty will be equal to six months interest.

     Redemption prior to maturity will be made, subject to the aforementioned conditions, upon the surrender of this Note to Southern States, or any other designated paying agent, properly endorsed and accompanied by written request for early redemption. Redemption prior to maturity will be made at the face value of this Note plus accrued interest to the date of redemption. Amounts available for redemption prior to maturity are not set aside in a separate fund.

     As provided in the Indenture, and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Register upon surrender of this Note for registration of transfer at the office or agency of Southern States, in Richmond, Virginia, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Southern States duly executed by the Holder or by his attorney duly authorized in writing, and thereupon one or more new Notes of this series having the same terms as this Note, of authorized denominations, having the same terms and conditions and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form, without coupons. As provided in the Indenture, and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes having the same terms as this Note of different authorized denominations, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange of Notes, but Southern States may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     Prior to due presentment of this Note for registration for transfer, Southern States, the Trustee and any agent of Southern States or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither Southern States, the Trustee nor any such agent shall be affected by notice to the contrary.

     All such terms used in this Note which are defined in the Indenture shall have the meaning designated to them in the Indenture and all references in the Indenture to "Note" or "Notes" shall be deemed to include the Notes.

     For value received, I, we and each of us hereby sell, assign and transfer the within Note and the indebtedness evidenced thereby to

                       ----------------------------------
                                      Name

                      ------------------------------------
                                     Address


     THIS ASSIGNMENT WILL BECOME EFFECTIVE ONLY WHEN MADE AND ENTERED ON THE BOOKS OF SOUTHERN STATES COOPERATIVE, INCORPORATED.


Date:________________                           Signed: _______________________

Endorsement:                                            _______________________